UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant   ☒Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
THE CHEMOURS COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

1007 Market Street
Wilmington, Delaware 19801
March 11, 2022
To our Shareholders:
We are pleased to invite you to attend the Annual Meeting of shareholders of The Chemours Company to be held on April 27, 2022. The meeting will begin at 10:00 a.m. (Eastern time).
The Annual Meeting will be accessible via live webcast at www.viewproxy.com/chemours/2022/VM. Shareholders will be able to vote and submit questions during the virtual Annual Meeting. To attend the Annual Meeting, shareholders should register on or before April 25, 2022 by visiting
www.allianceproxy.com/chemours/2022. Further details can be found in the section below “General Information about the Meeting.”
The following pages contain our notice of Annual Meeting and Proxy Statement. Please review this material for information concerning the business to be conducted at the annual meeting, including the nominees for election as directors.
We are furnishing proxy materials to our shareholders primarily over the Internet, which expedites shareholders’ receipt of proxy materials and reduces the environmental impact of our Annual Meeting.
Whether or not you plan to attend the virtual Annual Meeting, please submit a proxy promptly to ensure that your shares are represented and voted at the meeting.
Sincerely,

Dawn L. Farrell Chair of the Board	Mark E. Newman President & Chief Executive Officer

Notice of 2022 Annual Meeting
of Shareholders
Date: April 27, 2022
Time: 10:00 a.m. Eastern time
Place: Virtual Only — No Physical Meeting Location
Record date: March 1, 2022
Notice is hereby given that a meeting of the shareholders of The Chemours Company (the “Company”) will be held virtually, on April 27, 2022 at 10:00 a.m. Eastern time (including any adjournments or postponements thereof, the “Annual Meeting” for the following purposes:
1.
To elect the ten director nominees named in the accompanying Proxy Statement to serve one-year terms expiring at the Annual Meeting of Shareholders in 2023;

2.
To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers;

3.
To hold a non-binding advisory vote to approve the frequency of the advisory vote on named executive officer compensation;

4.
To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022; and

5.
To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 1, 2022 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements of the Annual Meeting.
By Order of the Board of Directors.
David C. Shelton
Senior Vice President, General Counsel &
Corporate Secretary
March 11, 2022
Your vote is important. Even if you plan to attend the virtual Annual Meeting, Chemours still encourages you to submit your proxy via Internet, telephone or mail prior to the meeting. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described under “Can I revoke a proxy?” and “Can I change my vote after I have delivered my proxy?” in the “Questions and Answers” section of the attached Proxy Statement.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 27, 2022:
The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders,
Proxy Statement and Annual Report are available at
www.allianceproxy.com/chemours/2022

PROXY STATEMENT
ANNUAL MEETING OVERVIEW
Set forth below is summary information regarding the virtual Annual Meeting of shareholders (including any adjournments and postponements thereof, the “Annual Meeting”) of The Chemours Company (“Chemours” or the “Company”), including the location of the meeting and the proposals its shareholders will vote upon at the meeting. Please see the more detailed information set forth in this Proxy Statement about the Annual Meeting and the proposals.
Meeting Information	Summary of Matters to be Voted Upon
Time and Date	Voting Matter	Board Vote Recommendation	See Page
10:00 a.m. (Eastern time) on Tuesday, April 27, 2022 Place: Virtual Meeting Only — No Physical Location	Management Proposals
	Proposal 1 — Election of Directors	FOR EACH NOMINEE	1
	Proposal 2 — Advisory Vote on Executive Compensation	FOR	60
	Proposal 3 — Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation	ONE YEAR	61
	Proposal 4 — Ratification of Independent Registered Public Accounting Firm	FOR	62

PROPOSAL 1 — ELECTION OF DIRECTORS
The first proposal to be voted on at the Annual Meeting is the election of members of the Board of Directors (the “Board”) of the Company. Ten current members of the Board are standing for re-election to hold office for a one-year term, or until their successors are duly elected and qualified.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Although Chemours knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. In that case, your shares will be voted for that other person.
Mr. Mark P. Vergnano, former Chief Executive Officer of the Company and former Chairman of the Board, will not be standing for re-election at the Annual Meeting. Mr. Vergnano has served as a director since this Company’s founding and as the Company’s first Chief Executive Officer until July 1, 2021 when he was succeeded by Mark E. Newman. Mr. Vergnano served as Chairman of the Board from July 1, 2021 until December 31, 2021. We want to thank Mr. Vergnano for his dedicated service and passion, leading us to be a different kind of chemistry company.

Director Qualification Standards

The Chemours Nominating and Corporate Governance Committee will consider potential candidates suggested by Board members, as well as management, shareholders, search firms and others.
The Board’s Corporate Governance Guidelines describe qualifications for directors. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; business acumen; and significant professional accomplishment. The specific skills, experience and criteria that the Board may consider, and which may vary over time depending on current needs, include leadership; experience involving technological innovation; relevant industry experience; financial expertise; corporate governance; compensation and succession planning; familiarity with issues affecting global businesses; experience with global business operations, strategy and management; environment, health, safety and sustainability; risk management; other board experience; prior government service; and other individual qualities and attributes, including diversity in experience, gender and ethnicity, that contribute to the total mix of viewpoints and experience represented on the Board. Additionally, directors are expected to be willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibilities. When considering candidates for nomination, the Nominating and Corporate Governance Committee takes into account these factors, among other items, to assure that new directors have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interests of all shareholders. The Nominating and Corporate Governance Committee will not nominate for election as a director a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to Chemours.
Once the Nominating and Corporate Governance Committee has identified a prospective candidate, the Nominating and Corporate Governance Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the Nominating and Corporate Governance Committee with the recommendation of the prospective candidate, as well as the Nominating and Corporate Governance Committee’s own knowledge of the prospective candidate. This may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the Nominating and Corporate Governance Committee determines, in consultation with the Chair of the Board and other Board members as appropriate, that further consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Nominating and Corporate Governance Committee also may consider other relevant factors as it deems appropriate, including the current composition of the Board and specific needs of the Board to ensure its effectiveness. In connection with this evaluation, the Nominating and Corporate Governance Committee will determine whether to interview the prospective nominee. One or more members of the Nominating and Corporate Governance Committee and other directors, as appropriate, may interview the prospective nominee in person or by telephone. After completing its evaluation, the Committee will conclude whether to make a recommendation to the full Board for its consideration.
The Nominating and Corporate Governance Committee considers candidates for director suggested by shareholders, applying the factors for potential candidates described above and taking into account the additional information provided by the shareholder or gathered by the Committee. Shareholders wishing to suggest a candidate for director should write to the Corporate Secretary and include the detailed information required under the Company’s Amended and Restated Bylaws (the “Bylaws”).
A shareholder’s written notice to the Corporate Secretary described in the preceding paragraph must be delivered to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary. Shareholders who wish to nominate candidates for the Board of Directors must follow the procedures described under “2023 Annual Meeting of Shareholders — Procedures for Submitting Shareholder Proposals and Nominations” in this Proxy Statement.

Director Nominees

The following information describes certain information regarding our director nominees.
Director Nominee Composition

Skills, Experience, and Background

The Nominating and Corporate Governance Committee recommended to the Board the nominees named in this Proxy Statement. Based on this recommendation and each nominee’s credentials and experience outlined below, the Board has determined that each nominee can make a significant contribution to the Board and the Company, is willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibilities and should serve as a director of the Company.
Set forth on the following pages is a skills matrix and biographical information about each of the nominees, including information regarding the person’s service as a director, business experience, current or recent director positions, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that factored into the Board’s determination that the person should serve as a director of the Company. The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board. The following is a description of the Board’s adopted Core Skills & Qualifications and additional relevant experience possessed by the nominees.

Core Skills & Qualifications		Additional Experience
Leadership (Strategy & Execution)	Chemical Industry Experience	Marketing	Information Technology
Financial Expertise	Risk Management	Business Development Operations	Logistics & Supply Chain
Global Business Strategy & Management	Global Business	Mergers & Acquisitions	Legal Expertise
Technological Innovation	Compensation & Succession	Capital Markets	Regulatory Experience
Corporate Governance	Diversity	Investor Relations & Engagement	Cybersecurity
Environment, Health, Safety & Sustainability	Other Board Experience

Skills Matrix

We maintain a skills matrix that identifies expertise and professional background in areas we think are essential for Chemours. The table below lists the areas of expertise for our director nominees.
	Curtis V. Anastasio	Bradley J. Bell	Mary B. Cranston	Curtis J. Crawford	Dawn L. Farrell	Erin N. Kane	Sean D. Keohane	Mark E. Newman	Guillaume Pepy	Sandra Phillips Rogers
Core Skills and Experience
Leadership (Strategy and Execution)	x	x	x	x	x	x	x	x	x	x
Chemical Industry Experience	x	x	x	x		x	x	x		x
Financial Expertise	x	x	x	x	x	x	x	x	x	x
Global Business Strategy and Management	x	x	x	x	x	x	x	x	x	x
Global Business Operations	x	x	x	x	x	x	x	x	x	x
Corporate Governance	x	x	x	x	x	x	x	x	x	x
Other Board Experience	x	x	x	x	x	x	x	x	x	x
Technological Innovation	x		x	x	x	x	x			x
Compensation & Succession	x	x	x	x	x	x	x	x	x	x
Risk Management	x	x	x	x	x	x	x	x	x	x
Environmental, Health, Safety and Sustainability	x		x		x	x	x	x	x	x
Additional Experience
Marketing	x			x	x	x	x
Business Development	x			x	x	x	x	x	x
Mergers & Acquisitions	x	x	x	x	x			x	x	x
Capital Markets		x			x			x
Investor Relations & Engagement	x	x	x		x	x	x	x
Information Technology			x	x				x
Logistics & Supply Chain	x					x	x	x	x
Legal Expertise	x		x							x
Regulatory Experience	x		x		x			x	x	x
Cybersecurity			x		x			x		x
Diversity
Gender			x		x	x				x
Ethnicity				x				x		x

Director Nominees

Director Since: 2015
Committee Memberships: Audit (Chair), Nominating and Corporate Governance
Term of Office Expires: 2022
Age: 65
Business Experience:
•
President, Chief Executive Officer and Executive Director of NuStar GP Holdings, LLC (2006 to 2013)

•
President, Chief Executive Officer and Executive Director of NuStar Energy, L.P. (2001 to 2013)

Other Boards and Positions
•
Chairman, GasLog Partners LP (2014 to present)

•
Par Pacific Holdings, Inc. (2014 to present)

Mr. Anastasio has significant leadership experience as both an executive officer and board member of public companies. Through his experience as a former chief executive officer, he is able to provide the Board with valuable insight on global business management and financial matters. Mr. Anastasio’s knowledge of financial matters is further enhanced by his role as audit committee chairman of Par Pacific Holdings, Inc. and as a former director and member of the Audit Committee of the Federal Reserve Bank of Dallas. With nearly 40 years of experience, Mr. Anastasio also provides valuable knowledge in the areas of energy, legal matters, logistics, marketing and mergers and acquisitions.

Curtis V. Anastasio

Director Since: 2015
Committee Memberships:
Compensation and Leadership Development, Nominating and Corporate Governance

Term of Office Expires: 2022
Age: 69
Business Experience:
•
Executive Vice President and Chief Financial Officer, Nalco Holding Company
(2003 to 2010)

•
Senior Vice President and Chief Financial Officer of Rohm and Haas Company
(1997 to 2003)

Through his over 35 years of executive experience in the technology, manufacturing and chemicals industries, Mr. Bell has developed financial expertise and experience in mergers and acquisitions, private equity and capital markets transactions. His experience includes over 12 years of experience as a chief financial officer of a publicly traded company, during which he obtained significant financial management and reporting expertise. Mr. Bell has over 30 years of experience as a director of multiple public companies, which allows him to bring the Board substantial knowledge of corporate governance, compensation design, shareholder relations, risk management and succession planning.

Bradley J. Bell

Director Since: 2015
Committee Memberships: Audit, Nominating & Corporate Governance (Chair)
Term of Office Expires: 2022
Age: 74
Business Experience:
•
Senior Partner and Chair Emeritus, Pillsbury Winthrop Shaw Pittman (2007 to 2011); Chair and Chief Executive Officer (1999 to 2006)

Other Boards and Positions
•
TPG, Inc. (2022)

•
Visa, Inc. (2007 to present)

Ms. Cranston brings leadership experience and expertise in financial matters, risk management, legal matters and corporate governance. She has over 30 years of experience in mergers and acquisitions as a legal advisor and oversaw two large mergers while she was the chief executive officer of Pillsbury. Ms. Cranston also has experience in the areas of trade, antitrust, telecommunications, SEC enforcement and environmental law. Through her board memberships, she has dealt with cybersecurity issues, stockholder activism and board engagement with shareholders.

Mary B. Cranston

Director Since: 2015
Committee Memberships: Audit
Term of Office Expires: 2022
Age: 74
Business Experience:
•
President and Chief Executive Officer, XCEO, Inc. (2003 to present)

•
President and Chief Executive Officer, Onix Microsystems and Zilog Inc.

Other Boards and Positions
•
Author of three books on leadership and corporate governance

•
B. Kenneth West Lifetime Achievement Award, National Association of Corporate Directors (NACD)

Dr. Crawford has more than 20 years of board experience and has developed an expertise in corporate governance and boardroom leadership. As an executive of several companies, he gained experience in a range of fields including technological innovation and the chemicals industry. Dr. Crawford has developed comprehensive risk management programs for major corporations and also has substantial experience in financial matters, executive compensation and succession planning. From his experience as the president and chief executive officer of a consulting firm, he provides the Board with a unique perspective on corporate governance matters.

Curtis J. Crawford

Director Since: 2015
Committee Memberships: Chair of the Board
Term of Office Expires: 2022
Age: 62
Business Experience:
•
President and Chief Executive Officer, TransAlta Corporation (2012 to 2021);

•
Chief Operating Officer (2009 to 2011); Executive Vice President, Commercial Operations and Development (2007 to 2009)

•
Executive Vice President of Generation, BC Hydro (2003 to 2006)

Other Boards and Positions
•
Portland General Electric (“PGE”) (2022)

•
Canada Natural Resources, Ltd. (2021 to present)

•
Mount Royal University, Chancellor (2020 to present)

With her experience as a former chief executive officer and as a board member of publicly traded companies, Mrs. Farrell provides important insight in the the areas of leadership, global business management and operations, shareholder relations, risk management and financial matters. Mrs. Farrell also has substantial experience in strategy, generation operations, large acquisitions, implementing environmental, health and safety programs, negotiating major regulatory deals and financing.

Dawn L. Farrell

Director Since: 2019
Committee Memberships: Audit, Compensation and Leadership Development
Term of Office Expires: 2022
Age: 45
Business Experience:
•
President and Chief Executive Officer, AdvanSix (2016 to present)

•
Vice President and General Manager, Resins and Chemical, Honeywell (2014 to 2016); Business Director, Chemical Intermediates, (2011 to 2014); Global Marketing Manager, Resins and Chemicals (2008 to 2011); Global Marketing Manager, Authentication Technologies Business (2006 to 2008); Product Marketing Manager, Specialty Additives Business (2004 to 2006); Six Sigma Blackbelt Specialty materials (2002 to 2004)

•
Six Sigma and Process Engineering, Elementis Specialties and Kvaerner Process prior to 2002

Other Boards and Positions
•
American Chemistry Council (2017 to present)

•
American Institute of Chemical Engineers (2019 to 2021)

Ms. Kane led the spin-off of AdvanSix into an independent, NYSE-listed public company, including the appointment of an executive team, oversight of global business operations and strategy, creation of a best-practices corporate governance regime and Board of Directors function, structuring of compensation and succession planning, and the development of ERM and HSE programs.

Erin N. Kane

Director Since: 2018
Committee Memberships:
Compensation and Leadership Development (Chair), Nominating and Corporate Governance

Term of Office Expires: 2022
Age: 54
Business Experience:
•
President and CEO, Cabot Corporation (2016 to present)

•
EVP, President, Reinforcement Materials, Cabot Corporation (2014 to 2016); SVP, President, Performance Chemicals (2012 to 2014); General Manager, Performance Chemicals (2008 to 2012); Vice President (2005 to 2008); joined Cabot Corporation (2002)

•
General Management positions, Pratt & Whitney, a division of United Technologies, prior to 2002

Other Boards and Positions
•
American Chemistry Council (2016 to Present)

Mr. Keohane has a deep understanding of the chemicals industry and international business. From his role as CEO of Cabot Corporation, Mr. Keohane brings expertise in commercial and operational excellence, a commitment to safety, health and environmental leadership, and a strong track record business development in international markets, particularly China. Mr. Keohane also has a deep knowledge and experience in commercializing technology, risk management and broad financial matters, including investor relations.

Sean D. Keohane

Director Since: 2021
Committee Memberships: President & CEO
Term of Office Expires: 2022
Age: 58
Business Experience:
•
President and Chief Executive Officer, The Chemours Company (2021 to present); SVP and Chief Operating Officer (2019 to 2021); SVP and Chief Financial Officer (2015 to 2019)

•
SVP and Chief Financial Officer, Performance Chemicals, DuPont (2014 to 2015)

•
SVP and Chief Financial Officer, SunCoke Energy Inc. (2011 to 2014)

•
VP and Managing Director, SmartAuction, Ally Financial Inc. (2008 to 2011)

•
VP and Chief Financial Officer, North America — Vice Chairman GMAC Bank, General Motors Corporation, GMAC Financial Services LLC (2007 to 2008); VP and Chief Financial Officer, GM North America (2006); Assistant Treasurer and General Director (2002 to 2005)

•
VP and Chief Financial Officer, Shanghai General Motors (1999 to 2022)

•
Treasurer’s Office and Government Relations various positions, General Motors Corporation, prior to 1999

Other Boards and Positions
•
American Chemistry Board (2022)

•
Altria Group, Inc. (2018 to 2021)

Mr. Newman was instrumental in Chemours’ launch as a stand-alone, publicly-traded company and its continued transformation from a portfolio of businesses into a focused and profitable company. He has substantial leadership experience in strategy, business development, operations, corporate governance, and financial matters. Through his roles with Chemours and prior positions, he has a deep understanding of the chemical and industrial space.

Mark E. Newman

Director Since: 2022
Committee Memberships: Audit, Compensation and Leadership Development
Term of Office Expires: 2022
Age: 63
Business Experience:
•
Chairman and CEO, Societe Nationale SNCF SA (2008 to 2019), Chief Operating Officer (2003-2008), Deputy Chief Executive Officer (1998 to 2003), Head of Mainland Services (TGV) (1997 to 1998)

•
Deputy Chief Executive Office, B2B Markets, SorresGroup (1996 to 1997)

•
Chief Strategy Officer and Investment Director, SNCF (1993 to 1995)

•
Chief of Staff to Minister of Labour, French Government (1991 to 1993), Chief of Staff to Minister of Labour (1990 to 1991)

•
Chief of Staff, SNCF (1989 to 1990)

•
Advisor to Minister of Budget, French Government (1988 to 1989)

•
Deputy General Secretary, Council of State (1984 to 1988)

Other Boards and Positions
•
Suez Morocco (LYDEC), Chairman (2021)

Mr. Pepy brings a wealth of public and government sector experience in addition to expert perspective and insights into the regulatory and environmental landscapes in Europe. With his history of leading successful business transformations, Mr. Pepy’s skills will contribute to Chemours’ sustainable growth in this next chapter of our company.

Guillaume Pepy

Director Since: 2021
Committee Memberships: Audit, Nominating and Corporate Governance
Term of Office Expires: 2022
Age: 56
Business Experience:
•
Group Vice President, Chief Legal Officer, General Counsel, Corporate Secretary and Chief Diversity Officer; oversight responsibility for Social Innovation, Sustainability and Regulatory Affairs and Compliance and Audit Office, Toyota Motor North America Inc. (January 2019 to present); Chief Diversity Officer (2015 to present); Vice President and Deputy General Counsel (2014 to 2015); Vice President and Assistant General Counsel (2012 to 2014)

•
Partner, Complex Litigation Management and Strategy, Morgan, Lewis & Bockius LLP (2008 to 2012)

•
Vice President, Assistant General Counsel and Chief Litigation Counsel, Pfizer (2008); Senior Vice President and Associate General Counsel (2006 to 2008); Vice President and Assistant General Counsel (2005 to 2006); Assistant General Counsel (2004 to 2005)

Other Boards and Positions
•
MSA Safety Inc (2017 to Present)

Ms. Rogers has substantial legal experience, along with her experience leading enterprise-level diversity and inclusion efforts. Ms. Rogers offers the board strong expertise in the legal, human capital, regulatory, and operational aspects of managing a large manufacturing company.

Sandra Phillips Rogers

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF ITS TEN
DIRECTOR NOMINEES

CORPORATE GOVERNANCE
Corporate Governance Highlights

➢
Declassified Board in 2016 — all directors elected annually

➢
9 of 10 director nominees for 2022 are independent

➢
Independent Board Chair

➢
Highly qualified directors reflect broad and diverse mix of business backgrounds, skills and experiences — Skills Matrix added in 2019

➢
Board Refreshment — onboarded new directors in 2018, 2019, 2021, and 2022

➢
Diversity — increased to 60% Board member diversity based on gender and ethnicity in 2022

➢
Five of the six Audit Committee members are “audit committee financial experts”

➢
Majority voting for uncontested elections with a director resignation policy

➢
Executive sessions of independent directors at each regularly scheduled Board meeting

➢
Committee reassignments in February 2022

➢
Elimination of supermajority voting provision recommended and submitted for shareholder vote in 2021

➢
Nominating and Corporate Governance Committee responsible for ESG oversight

➢
Clawback (with express linkage to Code of Conduct and other corporate policies) and Anti-Hedging policies

➢
Directors and Officers must meet share ownership guidelines

➢
No director may stand for re-election after reaching age 75 with no provision for waivers or exemptions

➢
Annual Board and Committee self-evaluations

➢
Commitment to Corporate Responsibility — additional progress and publications. See highlights on page 11

Corporate Governance Practices

The Board is committed to the highest standards of corporate governance, which is essential for sustained success and long-term shareholder value.
In light of this goal, the Board has adopted the Corporate Governance Guidelines, which provide the framework for the Board’s corporate governance. The Nominating and Corporate Governance Committee of the Board reviews and assesses the Corporate Governance Guidelines annually and recommends changes to the Board as appropriate. Among other things, the Corporate Governance Guidelines provide that:
➢
Independent directors will meet regularly in executive session in conjunction with regularly scheduled Board meetings

➢
Directors have access to the Company’s management and advisors, and are encouraged to visit the Company’s facilities

➢
As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors

➢
The Board will make an annual self-evaluation of its performance with a particular focus on overall effectiveness

➢
Directors will avoid any actual or potential conflicts with the interests of the Company, and if any actual or potential conflict develops, will report all facts to the Board so that the conflict may be resolved, or the director may resign

➢
Shareholders and others interested in communicating directly with the Board, Chair or other outside director may do so by writing in care of the Corporate Secretary. The Board’s independent directors have approved procedures for handling such correspondence received by the Company and addressed to the Board

The Corporate Governance Guidelines, along with the Charters of the Board Committees, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller, and Code of Business Conduct and Ethics for the Board of Directors are available on the Company’s website at www.chemours.com. under the heading “Investor Relations” and then “Corporate Governance.”

Corporate Responsibility Commitment (CRC) Highlights

➢
Expanded The Future of Chemistry Scholarship globally to provide scholarships and internships to underrepresented STEM students in our operating communities

➢
Awarded more than $4.7M in grants in support of our Vibrant Communities goal to improve lives by increasing access to STEM skills, safety initiatives, and sustainable environment programs within the communities where we operate, including investments to launch ChemFEST, a global school adoption program impacting access to early STEM education at schools around our Wilmington headquarters and our New Johnsonville and Chambers Works sites

➢
Employees in 13 countries dedicated more than 1,500 participation hours during our third global Corporate Responsibility Commitment (CRC) Day, reinforcing that our individual actions support collective progress

➢
In 2021, our teams in China achieved Great Places to Work certification, our team in Spain certified for a second time, and our Mexico teams certified for the fourth consecutive year in a row

➢
15 Chemours teams were awarded our Catalyst for Better Award, a new company-wide award that celebrates technological innovations and solutions

➢
Received the 2021 American Chemistry Council (ACC) Responsible Care® Outstanding COVID-19 Response Efforts Award

➢
Recognized as a safe shipper of hazardous materials for the fifth year in a row with the Non-Accident Release Grand Slam Award from the Association of American Railroads

➢
Updated our Greenhouse Gas (GHG) reduction target from an intensity goal to an absolute goal of reducing Scope 1 and 2 emissions by 60% by 2030 from a 2018 baseline

➢
Announced aspiration to achieve net zero operations GHG emissions by 2050

➢
One of 32 companies to join the U.S. Department of Energy (DOE) Better Climate Challenge with a commitment to reduce energy intensity by 17% and reduce GHG emissions by 50% in 10 years

➢
Purchased renewable energy at our Mechelen, Belgium and Louisville, Kentucky sites

➢
Received 2021 American Chemistry Council (ACC) Sustainability Leadership Award for EVOLVE 2030 product sustainability methodology that we developed to assess the UN SDG contributions of our offerings

➢
Met and surpassed our Sustainable Supply Chain goal of assessing sustainability performance of 80% of suppliers by spend, with 82% of suppliers evaluated by end of 2021

➢
Included a new Taskforce for Climate-Related Financial Disclosures (TCFD) index in our most recent GRI compliant Corporate Responsibility Commitment Index Report and received a CDP climate rating of B

➢
Received Silver certification from EcoVadis for the third year in a row

➢
In 2021 100% of eligible employees met the annual corporate ethics and compliance training requirement by completing the Living Integrity Code of Conduct Training

To view our Corporate Responsibility Commitment Report and learn more about our goals, go to: https://www.chemours.com/en/about-chemours/corporate-responsibility

Board Oversight of Corporate Responsibility

Because environmental, social, and governance (ESG) matters are integral to the growth and long-term success of the Company, we believe that a two-tiered level of oversight provides the best avenue to integrate ESG risks and opportunities into our overall business strategy, and help us meet the changing demands of all our stakeholders — customers, partners, investors, employees and communities. The Nominating and Corporate Governance Committee is responsible for the oversight of the Company’s policies, processes, performance metrics, and reporting in the areas of Corporate Responsibility, including environmental, social and governance. Our full Board is responsible for the oversight of our Corporate Responsibility strategy, standards, goals and performance. In addition, oversight of the enterprise risk management framework and cybersecurity risks is the responsibility of the Audit Committee. Oversight of a range of human capital management activities related to the effective recruitment, development and retention of the diverse talent necessary to support the long-term success of the Company is the responsibility of the Compensation and Leadership Development Committee.
Corporate Responsibility is embedded in our business processes, guides how we manage and operate our manufacturing sites, and inspires the new products and offerings we bring to market. Our growth strategy is directly linked to Corporate Responsibility so that we aim not only to grow, but to grow responsibly. Proposed corporate transactions and overall corporate strategy are reviewed by the full Board with input from management on ESG risks and opportunities. Our Board and its Committees receive regular updates from senior management on Corporate Responsibility matters, including environmental, health and safety (EHS), social issues, regulatory actions and product stewardship. Under the oversight of our Board, senior management continues to execute on our Corporate Responsibility commitments which focus on three key pillars — inspired people, a shared planet, and an evolved portfolio. With the Board’s guidance, we have developed and are advancing progress on goals for climate change, water stewardship, waste management, diversity and inclusion, safety, product sustainability and sustainable sourcing.

Board Leadership Structure

Mrs. Dawn L. Farrell began serving as Chair of the Board on January 1, 2022. During fiscal year 2021, Mr. Richard H. Brown served as the Chairman of the Board until July 1, 2021 and Mr. Mark P. Vergnano served as Chairman of the Board from July 1, 2021 to December 31, 2021. Mrs. Farrell served as Lead Independent Director from July 1, 2021 until December 31, 2021. The Company’s governing documents allow the roles of Chair and Chief Executive Officer (CEO) to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separated or combined based upon the Company’s needs and the Board’s assessment of the Company’s leadership from time to time. If the Board does not have an independent chairperson, the Board will appoint a Lead Independent Director and determine the Lead Independent Director’s duties and responsibilities. The Board will periodically consider the advantages of having an independent Chair or a combined Chair and CEO and is open to different structures as circumstances may warrant.
At this time, the Board has determined that separating the roles of Chair and CEO serves the best interests of Chemours and its shareholders. The Company’s CEO and senior management, working with the Board, set the strategic direction for Chemours, and the CEO provides day-to-day leadership. The independent Chair leads the Board in the performance of its duties and serves as the principal liaison between the independent directors and the CEO.

Director Independence

The Nominating and Corporate Governance Committee of the Board is responsible for reviewing the qualifications and independence of members of the Board and its various Committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members’ qualifications as independent, as well as, consideration of skills and experience in relation to the needs of the Board. Director nominees are recommended to the Board by the Nominating and Corporate Governance Committee in accordance with the policies and principles in its Charter. The ultimate responsibility for selection of director nominees resides with the Board. The qualifications that the Board considers when nominating directors is discussed in more detail under “Director Nominees and Director Qualification Standards” in this Proxy Statement.

Independent Directors
The Board assesses the independence of directors and examines the nature and extent of any relations between the Company and directors, their families and their affiliates. The Corporate Governance Guidelines provide that a director is “independent” if he or she satisfies the New York Stock Exchange (NYSE) Listing Standards on director independence and the Board affirmatively determines that the director has no material relationship with the
Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has determined that, with the exception of Mark E. Newman and Mark P. Vergnano, each of the current directors — Curtis V. Anastasio, Bradley J. Bell, Mary B. Cranston, Curtis J. Crawford, Dawn L. Farrell, Erin N. Kane, Sean D. Keohane, Guillaume Pepy, and Sandra Phillips Rogers — is independent.

Independent Committees
All members serving on the Audit Committee, the Compensation and Leadership Development Committee and the Nominating and Corporate Governance Committee must be independent as defined by the Corporate Governance Guidelines.
In addition, Audit Committee members must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) relating to audit committees. Each Compensation and Leadership Development
Committee member must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees and be a “non-employee director” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Board has determined that each member of the Audit Committee, the Compensation and Leadership Development Committee, and the Nominating and Corporate Governance Committee meets the requisite independence and related requirements.

Oversight of Risk Management

The Board of Directors is responsible for oversight of risk management and its leadership structure supports its effective oversight of the Company’s risk management. In fulfilling its oversight responsibility, the Board receives various management and Board Committee reports and engages in periodic discussions with the Company’s officers, as it may deem appropriate. In addition, each of the Board Committees considers the risks within its areas of responsibility. For example, the Audit Committee focuses on risks inherent in the Company’s accounting, financial reporting and internal controls and reviews the Company’s cybersecurity and information security programs; and the Compensation and Leadership Development Committee considers the risks that may be implicated by the Company’s incentive compensation program. The Compensation and Leadership Development Committee’s assessment of risk related to compensation practices is discussed in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement. The Nominating and Corporate Governance Committee provides oversight regarding the Company’s policies on political contributions and lobbying expenses. The Nominating and Corporate Governance Committee is also responsible for reviewing transactions between the Company and related persons, which is discussed in more detail under “Certain Relationships and Transactions” in this Proxy Statement.
Pursuant to its Charter, the Audit Committee assists the Board of Directors in oversight of the Company’s compliance with legal and regulatory requirements. In fulfilling this role, the Audit Committee reviews with the Company’s General Counsel or the attorney(s) designated by the General Counsel, any legal matters that may have a material impact on the Company’s financial statements. The Audit Committee also meets at least annually with the
Chief Financial Officer (CFO) and other members of management, as the Audit Committee deems appropriate, to discuss in a general manner the policies and practices that govern the processes by which major risk exposures are identified, assessed, managed and controlled on an enterprise-wide basis. The Audit Committee reviews and discusses with management the Company’s cybersecurity and information security programs. Additionally, on a general basis not less than annually, the Audit Committee reviews and approves the Company’s decisions, if any, to enter into swaps, including security-based swaps, in reliance on the “end-user” exception from mandatory clearing and exchange trading requirements.

Succession Planning

The Board plans for succession to the position of CEO. The Compensation and Leadership Development Committee, on behalf of the Board, oversees the succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as, perspective on potential candidates from outside the Company. The Board has available, on a continuing basis, the CEO’s recommendation should he or she be unexpectedly unable to serve.
The CEO also provides the Board with an assessment of potential successors to key positions.

Director Education

New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The Nominating and Corporate Governance Committee is responsible for providing guidance on directors’ continuing education, and actively monitors and encourages director education opportunities.

Code of Conduct

The Company is committed to high standards of ethical conduct and professionalism, and the Company’s Code of Conduct confirms the commitment to ethical behavior in the conduct of all activities.
In furtherance of this commitment, the Company has adopted a Code of Conduct, a Code of Business Conduct and Ethics for the Board of Directors, and a Code of Ethics for the CEO, CFO and Controller.
➢
The Code of Conduct applies to all directors, officers (including the CEO, CFO and Controller) and employees of Chemours, and it sets forth the Company’s policies and expectations on a number of topics including avoiding conflicts of interest, confidentiality, insider trading, protection of Chemours and customer property, and providing a proper and professional work environment. The Code of Conduct sets forth a worldwide toll-free and Internet-based ethics hotline, which employees can use to communicate any ethics-related concerns, and the Company provides training on ethics and compliance topics for employees
➢
The Code of Business Conduct and Ethics for the Board of Directors applies to all directors, and is intended to (i) foster the highest ethical standards and integrity; (ii) focus the Board and each director on areas of potential ethical risk and conflicts of interest; (iii) guide directors in recognizing and dealing with ethical issues; (iv) establish reporting mechanisms; and (v) promote a culture of honesty and accountability
➢
The Code of Ethics for the CEO, CFO and Controller applies to those three executive officers. This Code sets forth the standards of conduct that the CEO, CFO and Controller must uphold while performing his or her duties

➢
Each year, the Company trains 100% of its employees on the Code of Conduct

➢
In order to continuously improve and evolve its compliance program, the Company engages in regular risk assessments and conducts root cause analyses of any confirmed instances of ethical misconduct
In fiscal year 2021, there were no waivers of any provisions of (i) the Code of Conduct; (ii) the Code of Business Conduct and Ethics for the Board of Directors; or (iii) the Code of Ethics for the CEO, CFO and Controller. In the event the Company amends or waives any provision of any Code of Conduct or Code of Ethics that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K promulgated under the Exchange Act, the Company intends to disclose these actions on the Company website at www.chemours.com.

Shareholder Engagement

We maintain a very active and broad-based investor relations outreach program to solicit input and to communicate with shareholders on a variety of topics related to our business and strategy. We also speak to shareholders about governance matters, including our corporate governance profile and our corporate responsibility commitments. Throughout the year, our investor relations team and some of our executive officers and other key employees speak with shareholders at investor conferences, in-person meetings and phone conversations. We will continue to engage with shareholders on business, strategy, governance and other relevant topics.

Policy on Hedging Transactions

We have adopted a policy that prohibits all officers and directors and all employees that receive or have access to material nonpublic information about the Company from engaging in transactions in publicly traded options, puts, calls or other derivative securities and from entering into hedges or swaps involving the Company’s securities. Officers and Directors are also prohibited from pledging Chemours securities as collateral for a loan without special exception.

BOARD STRUCTURE AND COMMITTEE COMPOSITION
The Board has eleven Directors now and three standing Committees: the Audit Committee, the Compensation and Leadership Development Committee, and the Nominating and Corporate Governance Committee.
The table below reflects the composition of each Committee at fiscal year end 2021, and the number of meetings held by each Committee during fiscal year 2021. Richard H. Brown during his tenure as Chairman of the Board and Mark P. Vergnano, as former Chief Executive Officer of the Company and then as Chairman of the Board, and Mark E Newman, as President and Chief Executive Officer, were not members of any Committee.
	Audit Committee	Compensation and Leadership Development Committee	Nominating and Corporate Governance Committee
Curtis V. Anastasio	C		X
Bradley J. Bell		X	X
Mary B. Cranston	X		C
Dr. Curtis J. Crawford	X
Dawn L. Farrell	X	X
Erin N. Kane	X	X
Sean D. Keohane		C	X
Sandra Phillips Rogers	X		X
2021 Meetings	4	8	7
X = Member		C = CHAIR
The Board met 9 times during fiscal year 2021. Each of the directors attended over 75% of the Board meetings and meetings of the Committees on which they served. The Company’s Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Shareholders.
Each Committee operates under a written charter. The Charters are available on the Company’s corporate website, www.chemours.com, under the heading “Investor Relations” and subheading “Corporate Governance.” The principal functions of each Committee are summarized below.
Audit Committee

The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter and include, among other duties, the fulfillment of its and the Board’s oversight responsibilities relating to:
➢
The integrity of the financial statements of the Company

➢
The qualifications and independence of the Company’s independent auditor, and in connection with the Committee’s oversight in this regard, the Chair of the Audit Committee is engaged in the selection process for the audit engagement partner

➢
The performance of the Company’s internal audit function and independent auditors

➢
Compliance by the Company with legal and regulatory requirements

➢
Conducting an annual Committee self-assessment and an assessment of the independent audit firm, and reporting the results to the full Board
➢
Conducting a quarterly review of the Company’s cyber security and information security programs

The Audit Committee consists entirely of independent directors, and each meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. Each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. Additionally, the Board of Directors has determined, in its business judgment, that each member of the Audit Committee is an “audit committee financial expert” for purposes of the rules of the SEC.

Compensation and Leadership Development Committee

The responsibilities of the Compensation and Leadership Development Committee are more fully described in the Compensation and Leadership Development Committee Charter and include, among other duties:
➢
Assess current and future senior leadership talent, including their development and the succession plans of key management positions (other than CEO)

➢
Assist the Board in CEO succession planning, including providing oversight of the CEO’s succession planning process

➢
Review the Company’s programs for executive development, performance and skills evaluations

➢
Conduct an annual review of the Company’s diversity talent, as well as diversity representation on the slate for key positions

➢
Oversee the performance evaluation of the CEO based on input from other independent directors versus Board-approved goals and objectives

➢
Recommend to the independent members of the Board, compensation, including severance agreements as appropriate, for the CEO

➢
Review and approve compensation and employment arrangements, including equity compensation plans, bonus plans and severance agreements as appropriate, of the CEO and other senior executive officers

➢
Review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, review and discuss at least annually the relationship between risk management policies and practices and compensation, and evaluate compensation policies and practices that could mitigate any such risk. Review and approve the Compensation Discussion and Analysis and the Committee report, and other executive compensation disclosures, as required by the SEC to be included in the Company’s Proxy Statement or applicable SEC filings

➢
Review the voting results of any say-on-pay or related shareholder proposals

➢
Conduct an annual Committee self-assessment and an assessment of the independent compensation consultant and report the results to the full Board

The Compensation and Leadership Development Committee consists entirely of independent directors, and each member meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees; and is a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.

Compensation Committee Interlocks and Insider Participation
During fiscal year 2021, none of the members of the Compensation and Leadership Development Committee was an officer or employee of the Company. No executive officer of the Company served on the compensation committee (or other board committee performing equivalent functions) or on the board of directors of any company having an executive officer who served on the Compensation and Leadership Development Committee or the Board.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee are more fully described in the Nominating and Corporate Governance Committee Charter and include, among other duties:
➢
Develop and recommend to the Board of Directors a set of corporate governance guidelines for the Company

➢
Identify individuals qualified to become Board members consistent with criteria approved by the Board and recommend to the Board nominees for election as directors of the Company, including nominees whom the Board proposes for election as directors at the Annual Meeting

➢
Review and approve any transaction between the Company and any related person in accordance with the Company’s policies and procedures for transactions with related persons

➢
Oversee the Company’s corporate governance practices, including reviewing and recommending to the Board of Directors for approval any changes to the Company’s Code of Conduct, Certificate of Incorporation, Bylaws and Committee Charters
➢
Oversee the Company’s policies, performance, and reporting in the areas of corporate responsibility, including environmental, social and governance

➢
Conduct an annual assessment of the Committee’s performance, oversee the self-evaluation process of the entire Board of Directors and its other Committees, establish the evaluation criteria, implement the process and report its findings on the process to the Board of Directors

The Nominating and Corporate Governance Committee consists entirely of independent directors, and each meets the independence requirements set forth in the NYSE Listing Standards.

DIRECTOR COMPENSATION
Overview

Non-employee directors receive compensation for Board service, which is designed to fairly compensate them for their Board responsibilities and align their interests with the long-term interests of shareholders. The Nominating and Corporate Governance Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors’ compensation.
During fiscal year 2021, non-employee directors were entitled to the following annual retainers:
Fiscal Year 2021 Director Retainers
Annual Retainer(1)	$100,000
Annual Equity Award(2)	$145,000
Non-Executive Chairman Retainer(1)	$110,000
Lead Independent Director(3)	$35,000
Audit Committee Chair Retainer(1)	$20,000
Compensation and Leadership Development Committee Chair Retainer(1)	$15,000
Nominating and Corporate Governance Committee Chair Retainer(1)	$15,000

(1)
Amounts payable in cash may be deferred pursuant to The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (the “Directors Deferred Compensation Plan”), which is described further below.

(2)
Equity awards are valued as of the grant date and rounded down to the nearest whole share. Equity awards may be deferred pursuant to Directors Deferred Compensation Plan. For 2021, equity awards were in the form of shares of common stock or for directors who elected to defer their equity awards, deferred stock units (DSUs) that convert into shares of common stock when a director leaves the Board or on a grant date anniversary selected by the director. Before DSUs are converted into shares, directors are not entitled to dividends on the DSUs, but they receive dividend equivalents (credited in the form of additional DSUs) that likewise are converted into shares (with any fractional share paid in cash) upon termination of service or on a grant date anniversary selected by the director.

(3)
This was a new position for the period July 1, 2021 through December 31, 2021.

The fees reflected in the table above assume service for a full year. Directors who serve for less than the full year are entitled to receive a pro-rated portion of the applicable payment. Each “year,” for purposes of non-employee director compensation, begins on the date of the Company’s annual meeting of shareholders. The Company does not pay meeting fees, but does pay for or reimburse directors for reasonable expenses related to Board service, including for attending Board, Committee, educational and Company business meetings.
During 2021, the Nominating and Corporate Governance Committee reviewed, after consultation with the independent compensation consultant, Willis Towers Watson, the annual amount of the non-employee director equity and cash compensation and recommended no changes to equity, but recommended several changes to cash compensation, which the Board adopted. The Board approved the following changes for non-employee Directors effective January 1, 2022: Board Chairman annual cash retainer: $150,000; Audit Committee Chair annual cash retainer: $22,500; Compensation Committee Chair annual cash retainer: $17,500; and Nominating and Corporate Governance Chair annual cash retainer: $17,500. These changes were calibrated to align these cash retainers with the current market and remit of the Committees. The Board believes the compensation program is in the best interest of the Company and designed to fairly compensate directors for their Board responsibilities and align their interests with the long-term interests of shareholders.
The Board has adopted share ownership guidelines applicable to non-employee director equity awards. The share ownership guidelines, contained in the Corporate Governance Guidelines, require non-employee directors to hold at least six (6) times the cash portion of their annual retainer worth of Chemours common stock, restricted stock units (RSUs) and/or DSUs while serving as a director. Non-employee directors will have five (5) years to attain this ownership threshold from the time of their election to the Board.

The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors

Under the Stock Accumulation and Deferred Compensation Plan for Directors, a director is eligible to defer all or part of his or her Board retainer and Committee Chair fees in an interest-bearing notional cash account or stock units until a future year or years, payable in a lump sum or equal annual installments. Interest will accrue on the notional cash account at a rate corresponding to the average 30-year Treasury securities rate applicable for the quarter (or at such other rate as may be specified by the Compensation Committee from time to time) with quarterly compounding. Dividend equivalents will accrue on deferred stock units. This deferred compensation is an unsecured obligation of the Company.
2021 Director Compensation Table

The following table shows information concerning the compensation paid in fiscal year 2021 to non-employee directors:
Director	Fees Earned or Paid in Cash ($)(2)	Equity Awards ($)(3)	Total ($)
Curtis V. Anastasio	120,000	144,987	264,987
Bradley J. Bell	105,000	144,987	249,987
Richard H. Brown	105,000	144,987	249,987
Mary B. Cranston	115,000	144,987	259,987
Curtis J. Crawford	100,000	144,987	244,987
Dawn L. Farrell	135,000	144,987	279,987
Erin N. Kane	100,000	144,987	244,987
Sean D. Keohane	115,000	144,987	259,987
Mark P. Vergnano(1)	160,000	144,996	304,996
Sandra P. Rogers	25,000	144,982	169,982

(1)
From January 1, 2021 — July 1, 2021, Mr. Vergnano was an employee of the Company. The amounts noted in this table reflect compensation earned while serving as Chairman of the Board from July 1, 2021 — December 31, 2021. See “Executive Compensation — Summary Compensation Table” in this Proxy Statement for information relating to the total compensation paid to Mr. Vergnano during 2021, including the compensation earned for the first half of fiscal year 2021 when he was an employee.

(2)
Column reflects all cash compensation earned during fiscal year 2021, whether or not payment was deferred pursuant to the Directors Deferred Compensation Plan.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2021 in accordance with FASB ASC 718 as the grant date fair value of compensation earned by directors in the form of DSUs of Chemours common stock or shares of common stock. This value is determined by dividing the annual equity award amount by the closing share price on the date of grant and rounding down to the next whole share, then multiplying by the closing share price on the grant date.

The aggregate number of RSUs and DSUs held by each non-employee director at fiscal year-end is as follows:
Name	Aggregate Equity RSUs and DSUs Outstanding as of December 31, 2021
Curtis V. Anastasio	59,330
Bradley J. Bell	53,181
Mary B. Cranston	62,934
Curtis J. Crawford	81,494
Dawn L. Farrell	62,934
Erin N. Kane	29,121
Sean D. Keohane	28,485
Mark P. Vergnano	87,223
Sandra P. Rogers	5,085

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Directors and Management

The following table sets forth information with respect to the beneficial ownership of Chemours’ common stock as of March 2, 2022 by each of the Company’s directors and nominees, named executive officers, and all directors and executive officers as a group.
Amount and nature of beneficial ownership:
Name of beneficial owner	Direct(1)	Indirect(2)	Right to acquire(3)	Total	Percent of Class
Mark E. Newman	149,576	2,480	593,472	745,528	*
Mark P. Vergnano	85,349	728,673	1,759,078	2,573,100	1.6%
Sameer Ralhan	262,552	—	256,785	519,337	*
Edwin Sparks	19,854	—	64,391	84,245	*
David C. Shelton	30,290	91,992	226,545	348,827	*
Bryan Snell	18,203	—	173,402	191,605	*
Susan Kelliher	18,778	—	94,774	113,552	*
Curtis V. Anastasio	2,692	3,500	52,919	59,111	*
Bradley J. Bell	8,737	20,400	46,823	75,960	*
Mary B. Cranston	2,834	—	56,067	58,901	*
Curtis J. Crawford	27,703	47	66,279	94,029	*
Dawn L. Farrell	—	—	56,067	56,067	*
Erin N. Kane	—	—	27,099	27,099	*
Sean D. Keohane	—	—	26,403	26,403	*
Sandra P. Rogers	—	378	5,046	5,424	*
Guillaume Pepy	—	—	1,395	1,395	*
Directors, nominees and executive officers as a group (19 persons)	639,449	847,470	3,449,254	4,936,174	3.04%

*
Indicates ownership of less than 1% of the outstanding shares of Chemours common stock. Each of the Company’s executive officers and directors may be contacted at 1007 Market Street, Wilmington, DE 19801.

(1)
Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual’s account.

(2)
Shares over which directors, nominees and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.

(3)
Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from March 2, 2022, through the exercise of stock options or through the conversion of stock units held under the Company’s equity-based compensation plans.

Security Ownership of 5% Beneficial Owners

Based solely on the information filed on Schedule 13G for the fiscal year ended December 31, 2021, the following table sets forth those shareholders who beneficially own more than five percent of Chemours common stock.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(5)
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	16,327,974	10.14%
BlackRock, Inc(2), 55 East 52nd Street New York, NY 10055	14,015,490	8.70%
FMR LLC(3) 245 Summer Street Boston, MA 02210	13,964,251	8.67%
Sessa Capital(4), 888 Seventh Avenue, 30th Floor New York, NY 10019	8,193,436	5.09%

(1)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 11, 2022, The Vanguard Group reported that it had shared voting power with respect to 99,015 shares, sole dispositive power with respect to 16,097,978 shares, and shared dispositive power with respect to 229,996 shares as of December 31, 2021.

(2)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 3, 2022, BlackRock, Inc. reported that it had sole voting power with respect to 13,260,466 shares and sole dispositive power with respect to 14,015,490 shares as of December 31, 2021.

(3)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 9, 2022, FMR LLC reported that it had sole voting power with respect to 447,527 shares and sole dispositive power with respect to 13,964,251 shares as of December 31, 2021.

(4)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 14, 2022, Sessa Capital reported that it had sole voting power with respect to 8,193,436 shares, and sole dispositive power with respect to 8,193,436 shares as of December 31, 2021

(5)
Ownership percentages based on 161,046,732 shares outstanding as of December 31, 2021.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Name	Position
Mark Newman	President and Chief Executive Officer (July — December)
Mark Vergnano	President and Chief Executive Officer (January — June) (retired July 2021)
Sameer Ralhan	Senior Vice President, Chief Financial Officer
Edwin Sparks	President, Titanium Technologies and Chemical Solutions (March — December)
David Shelton	Senior Vice President, General Counsel and Corporate Secretary
Susan Kelliher	Senior Vice President, People
Bryan Snell	President, Titanium Technologies (retired July 2021)
This Compensation, Discussion and Analysis is organized into five sections:
•
Executive Summary

•
Executive Compensation Philosophy and Pay-for-Performance

•
Executive Compensation Decision Making

•
2021 Executive Compensation

•
Company Sponsored Employee Benefits

Executive Summary
2021 Business Highlights
In 2021, our business performance rebounded from pandemic lows in 2020 to robust pre-pandemic levels. As part of our continued transformation since spin, we accelerated a number of strategic initiatives designed to improve growth, drive higher quality earnings and cash, reduce risk for our business, and improve the long-term sustainability and performance of Chemours. In addition, we continue to exercise a balanced approach to capital allocation to ensure that cash flow generation funds investments in the capital programs needed to grow and improve the returns of the business long-term. We returned the majority of our free cash flow to shareholders through our dividend and share repurchases while reducing gross debt.
Our 2021 Results include:
•
Net Sales of $6.3 billion, up 28% on a year-over-year basis

•
GAAP Net Income of $608 million with EPS of $3.60 up $2.28 year-over-year

•
Adjusted Net Income of $674 million with Adjusted EPS of $4.00 up $2.02 year-over-year

•
Adjusted EBITDA of $1,313 million, up 49% on a year-over-year basis

•
Free Cash Flow of $543 million

•
Repurchased $173 million in stock, paid $164 million in dividends and reduced debt by $204 million

•
Reduced net leverage to 1.8 times on a trailing twelve-month Adjusted EBITDA basis

•
Achieved a 35% stock price appreciation in 2021 and a 5-year TSR of 80%

•
Improved employee and contractor safety performance with zero workplace COVID-19 recordable incidents

Connected to our strong financial results, we achieved a number of important strategic milestones in 2021 that helped drive results and improve our focus on sustainable growth, including:
•
Demonstrating the value of our Ti-Pure™ Value Stabilization (TVS) strategy by regaining market share among multinational competitors, optimizing channel participation, and building a strong contractual book of business with key global strategic customers.

•
Driving enhanced customer focus, accountability and transparency through the formation of our Thermal & Specialized Solutions (TSS) and Advanced Performance Materials (APM) segments, which were previously part of our Fluoroproducts Segment. These new segments are poised to capture secular growth trends in low global warming potential refrigerants, clean energy and advanced electronics.

•
Significantly de-risking the company by signing a Memorandum of Understanding (MOU) with DuPont de Nemours, Inc. (DuPont), E. I. du Pont de Nemours and Company (EID), and Corteva, Inc. (Corteva), which provides a cost sharing mechanism and escrow account for use in resolving legacy PFAS liabilities. This resolved a long-standing dispute with our former parent that brought additional certainty to the organization and its shareholders and will benefit all our stakeholder communities. This agreement was a significant result for Chemours in 2021.

•
The successful transition of our Chief Executive Officer from Mark P. Vergnano to our Chief Operating Officer, Mark E. Newman, with full support and guidance from our Board as part of a well-defined and executed long-term succession plan.

•
The divestiture of our Mining Solutions business to Draslovka Holding a.s. for $521 million on December 1, 2021, which generated significant proceeds and which will support our increased focus in our key businesses going forward.

Despite the headwinds and supply chain challenges of 2021, many of which were COVID-19 related, Chemours’ actions and the efforts of its leadership team delivered strong operating performance across our business segments.
In our Titanium Technologies (TT) segment, we achieved market momentum through strong customer preference for our Ti-PureTM products and the supply and pricing assurances afforded through our TVS channels. We achieved 40% revenue growth in the year driven by volume and price increases in our contracted, Flex and distribution channels, which resulted in significant revenue share gains against our multinational competitors. We exited 2021 with what we believe is the strongest book of contracted business in our history, a recognition of the customer value proposition our TVS strategy delivers.
In our Thermal & Specialized Solutions (TSS) segment, volume and price increased as demand rebounded across our key markets, despite demand weakness in auto OEM sales driven by semiconductor shortages. Favorable product mix and execution helped to offset headwinds from raw material inflation and contractual price reductions. Adoption of Opteon™ low global warming potential refrigerants remained strong, driven by the economic recovery and a continued recognition of the importance of Chemours’ climate friendly chemistries which are being supported by changing regulations and equipment OEM adoption around the world.
In our Advanced Performance Materials (APM) segment, we delivered record Net Sales and Adjusted EBITDA performance as the recovery bolstered demand for our fluoropolymers and our efficiency programs enabled significant margin expansion. Pricing actions across 2021 helped to offset raw material inflation throughout the year. Sales performance was strong across all end markets and geographies. We continue to invest behind key growth areas including clean energy (such as our Nafion™ membranes) and advanced electronics (such as our PFA melt products) and believe we are in the early stages of significant secular growth in these markets where our chemistry remains essential.
In our Chemical Solutions segment, demand recovered from 2020 lows resulting in higher price and volumes across the segment. Demand for our Mining Solutions and PC&I products improved across most geographies and end markets. In December 2021, we sold our Mining Solutions business for $521 million to Draslovka Holding a.s. as part of our strategy to focus on sustainable growth in our key businesses.
Adjusted EBITDA, Adjusted EPS, Adjusted Net Income, Free Cash Flow and Net Leverage Ratio are non-GAAP financial measures. Please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” starting on page 67 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for a reconciliation of Adjusted EBITDA, Adjusted EPS, Adjusted Net Income, Free Cash Flow and Net Leverage Ratio to the most directly comparable GAAP measure.
In 2021, we made significant progress on our Corporate Responsibility Commitment (CRC) goals — our 10 ambitious goals designed to demonstrate our commitment to an Evolved Portfolio, Shared Planet and Inspired People. Of note, we enhanced our Climate Goal to achieve a 60% reduction in Scope 1 & 2 GHG emissions by 2030 and to achieve Net Zero by 2050.

Finally, Chemours was recognized as a certified Great Place To Work™ in a number of geographies — including Mexico, China, and Spain. These recognitions are the steps in our journey to becoming the greatest place to work and to ensure that Chemours has the best talent pipeline to continue to thrive over the long term.
2021 Executive Compensation Highlights
Chemours’ Executive pay programs are highly performance-based, with payouts under both the short-term and long-term incentive programs dependent on meeting financial and operational objectives over various performance periods. In recognition of exceptional performance in 2021, the Company as a whole and all business units achieved overall results that were well above target for our Annual Incentive Plan (AIP). However, the 2019-2021 Long-Term Incentive Plan delivered PSU equity awards at 50% of target value because Chemours’ Relative TSR modifier was in the 4th quartile of TSR performance.
Named Executive Officer (NEO) Compensation
2021 was a year of significant change amongst the Chemours Executive team. Mark Newman assumed the President and CEO role following the retirement of Mark Vergnano on July 1, 2021. We were pleased to execute our succession plan for this position promoting Mr. Newman to this role. Additionally, Edwin Sparks assumed a new leadership role for our Titanium Technologies (TT) business on March 1, 2021, succeeding Bryan Snell who went on special assignment prior to his retirement on July 2, 2021. Once again, we were pleased to follow our succession plan for the role promoting this highly talented Executive.
While not currently NEOs, it is worth mentioning the promotion of Alisha Bellezza (Thermal & Specialized Solutions — TSS) and Denise Dignam (Advanced Performance Materials — APM) to Business Unit Presidents in March. We are proud to, once again, have followed our talent and succession plan to elevate these key executives to these roles. Their promotions further diversify our leadership team, which now includes four (4) women in key executive leadership positions.
Aligned to these new and expanded responsibilities, the following adjustments were made to executive compensation as a result of the above changes, market conditions, and our continued focus on retaining our top talent.
•
Mark Newman’s compensation was adjusted to reflect his promotion to President and CEO as of July 1st. His compensation was recommended by the Compensation and Leadership Development Committee (CLDC) and was approved by the Board of Directors with the support of the independent compensation consultant Willis Towers Watson (WTW). The Board considered Mr. Newman’s experience as well as the compensation provided to chief executive officers of our peers. Effective July 1, 2021, Mr. Newman’s base salary was increased to $975,000, his Annual Incentive Plan target increased to $1,170,000 (120% of base salary) and his long-term incentive target increased to $4,300,000. He received a grant upon promotion in the amount of $1,400,000 in recognition of his partial year as CEO in 2021. The grant amount was calculated using the annual grant target for the CEO role based on a partial year in position and factoring in the grant he received in March 2021 related to his prior role as chief operating officer. Accordingly, the Equity vehicles for this grant aligned with the annual grant process: 50% PSUs, 40% NQSOs and 10% RSUs. Mr. Newman’s full year Total Direct Compensation (TDC = base salary plus short term and long term incentive targets) at target is now $6,445,000.

•
In early 2021, Sameer Ralhan’s base salary, short-term and long-term incentive target opportunities were adjusted. The CLDC believed these changes were appropriate after a careful review of 2020 performance, internal equity, his expanded job responsibilities to include IT and Procurement, and compensation paid by our peers for executives in comparable roles. As a result, Mr. Ralhan’s 2021 base pay increased to $625,000 and his short-term incentive target to $500,000 (80% of base salary) and his long-term incentive target to $1,200,000. These changes increased his Total Direct Compensation at target to $2,325,000.

•
In early 2021, Edwin Sparks’ long-term incentive target was adjusted. This adjustment further aligned Mr. Sparks’ compensation to what is paid by industry peers to executives in comparable roles, while also recognizing his leadership of the Titanium Technologies and Chemical Solutions Business Units. Mr. Sparks’ long-term incentive target increased $100,000 to $900,000. This increased his Total Direct Compensation at target to $1,862,500.

•
Mr. Vergnano, Mr. Shelton, Ms. Kelliher and Mr. Snell’s Total Direct Compensation remained unchanged in 2021.

•
Mr. Vergnano retired from the organization as of July 1, 2021. Consistent with the Board’s rigorous talent and succession planning process, he was succeeded by Chief Operating Officer, Mr. Newman. At that time, Mr. Vergnano assumed the role of Chairman of the Board and served until year end 2021. Mr. Vergnano is not standing for reelection to the Board. For purposes of determining the Annual Incentive Plan award, full fiscal year Corporate performance was used to determine a prorated award. His stock options and restricted stock units continued to vest in accordance with the terms of our award agreements. Mr. Vergnano’s Performance Stock Units were prorated as if he were employed through December 31, 2021. The CLDC determined this treatment was appropriate in light of Mr. Vergnano’s continued role with the company, his support of the CEO transition process, and his performance during his tenure as CEO.

•
The CLDC assessed the milestone of achieving a long-term agreement with DuPont, EID, and Corteva on PFAS liabilities and determined that the reward for this accomplishment did not fit within the parameters of the current compensation system, which is primarily focused on short and medium term financial metrics that impact the Company’s performance. The CLDC determined that the agreement reduced uncertainty for shareholders and other stakeholders. After extensive analysis of practical ways to reward management for such an accomplishment, the Committee determined that one-time grants for the Mr. Vergnano and Mr. Shelton were in order. Given the long-term impact of this agreement, typical financial parameters could not be used practically to reflect the outcome of this agreement on the future success of Chemours. Mr. Vergnano received a one-time grant of RSUs with a grant date fair value of $1,000,000, which vests equally over three years, and Mr. Shelton received a one-time grant of RSUs with a grant date fair value of $500,000, which vests equally over three years.

•
Bryan Snell retired from the organization as of July 2, 2021. He was afforded the standard plan provisions as reflected in our incentive plans and form of award agreements. Mr. Snell’s Annual Incentive Plan was paid on a prorated basis at 100% of target. Mr. Snell received an additional $290,000 in stock options as part of the annual compensation process in recognition of the value created by the Ti Pure ™ Value Stabilization (TVS) strategy, the expected long-term future improvement in business results from the implementation of that strategy change starting in 2019, and the work he did to ensure a timely transition to his successor. His stock options and restricted stock units continued to vest in accordance with the terms of our award agreements. Mr. Snell’s Performance Stock Units were treated in accordance with our plan provisions. The target shares have been prorated based on the number of calendar days he worked during the performance period.

Mr. Snell was offered and accepted a consulting arrangement with us from July 3, 2021 through December 31, 2021 for which he earned $18,333.33 per month. Mr. Snell consulted based on his expertise related to TVS, which was launched under his leadership. He also provided insights on key TT global accounts. Additionally, Mr. Snell agreed to a two-year non-compete agreement under which he may be paid a total of $600,000, payable in two equal installments between January 31, 2022 and January 31, 2023.
Annual Incentive Plan (AIP)
The Compensation and Leadership Development Committee (CLDC or the Committee) modified the short-term incentive plan for 2021 to ensure that management’s incentives were aligned with emerging important business metrics. The plan maintained a strong focus on key Corporate and Business Unit measures, but the mix of Corporate and Business Unit metrics shifted slightly with the addition of Environmental, Social and Governance (ESG) metrics. For executives designated as corporate employees, the metrics were weighted 85% for the Corporate metrics and 15% for ESG metrics; executives assigned to business units have metrics weighted 20% for Corporate metrics, 65% for Business Unit metrics, and 15% for ESG metrics. The plans were also adjusted to recognize the organizational split of the Fluoroproducts segment into the Advanced Performance Materials (APM) and the Thermal & Specialized Solutions (TSS) segments.
For Chemours as a whole, the financial metrics remained focused on Free Cash Flow and Adjusted EBITDA as management and the CLDC believe these measures reinforce the importance of earnings and cash generation to the achievement of Chemours’ objectives, as well as their importance to shareholders. Likewise, the focus for the business units remained on Adjusted EBITDA and Free Cash Flow. Additionally, the CLDC approved specific Business Unit metrics to reinforce their importance to each business unit. Specifically, TT continued to have a market share target, TSS had a special Opteon™ variable contribution target, and APM had a revenue target. Consistent with our bold Corporate Responsibility Commitments, the CLDC approved introducing Environmental,

Social and Governance (ESG) metrics representing 15% of the plan design. Specifically, we introduced both gender diversity and environmental project metrics. Gender diversity was assigned a 9% weight, while the environmental projects metric was assigned a 6% weight.
2021 AIP Results
As documented in the Business Highlights summary, Chemours achieved outstanding outcomes in 2021. The business success translated into a high-level achievement against our Adjusted EBITDA and Free Cash Flow metrics and the business advanced well ahead of results in 2020. Both at the Corporate and business unit level, financial metric performance was above 100% of target. For our ESG metrics, the Company achieved maximum performance on the environmental projects but failed to meet the threshold for increasing the percentage of women in the Company. The overall result was annual incentive achievement that exceeded 100% for the Company as a whole and for each of the business units. Specifically, the 2021 Chemours Corporate AIP payout was 179%, Titanium Technologies 178%, Thermal and Specialized Solutions 140%, Advanced Performance Materials 172%, and Chemical Solutions 127% of target.
2021 Long — Term Incentive Plan (LTIP)
The CLDC also approved minor plan design changes to the Long-Term Incentive Plan for 2021. The LTIP award mix is 90% performance-based, consisting of PSUs and stock options, which increase in value when our share price increases above the share price on the date of grant. In 2021, the mix of equity award types was updated to include Restricted Stock Units with vesting tied to continued service and representing 10% of the long-term incentive mix. With this change, the new mix is 50% PSUs, 40% stock options and 10% RSUs. The CLDC approved this change because it provides a strong performance orientation with a balance of long-term retention of talent to drive the company strategy. The CLDC believes that this balance is optimal to drive long-term shareholder value and is aligned with competitive market practice. The change was verified as reflecting market practice by Willis Towers Watson, the CLDC’s independent compensation consultant.
The stock options and RSUs vest annually in three-equal installments from the date of grant.
Consistent with the 2020 PSUs, the PSUs are earned based on performance over a three-year performance period, reflecting the long-term nature of the awards. The performance metrics used in the 2021 PSU awards remained Adjusted Net Income and Free Cash Flow Conversion, which were equally weighed. Relative Total Shareholder Return (Relative TSR) remained a modifier, ranging from 50% to 150% based on relative stock performance to our selected peers.
2019- 2021 PSU Award Results
The overall performance result for the 2019 — 2021 PSU Award was 50% of target. The achievement for this award was based on pre-established three-year cumulative targets for Adjusted Net Income and Free Cash Flow Conversion. These metrics were equally weighted in the plan. Adjusted Net Income, which was unfavorably impacted by the market share loss from the Ti-PureTM Value Stabilization (TVS) implementation in 2019 and significant demand contraction in all businesses from the COVID-19 pandemic in 2020, did not reach the threshold for payment, which resulted in no award for this metric. Free Cash Flow Conversion exceeded the maximum of the target range, which resulted in a 200% award for this metric. The blended outcome for the performance achievement for these metrics was 100%.
Under the 2019 — 2021 PSU Award, performance results were subject to adjustment by a Relative TSR modifier over the three-year performance period. Over the three-year period ending December 31, 2021, Chemours delivered Relative TSR below the 25th percentile for the peer group described in the section titled, “2019 — 2021 PSU Award Results,” resulting in the number of PSUs earned being reduced by 50%.
Executive Compensation Governance and Best Practices
Chemours’ executive compensation policies and practices demonstrate a commitment to strong governance standards and include features designed to mitigate compensation-related risks. The table below highlights the key features of Chemours’ executive compensation programs and those features that Chemours does not employ:
What Chemours Does	What Chemours Doesn’t Do
☑ Pay-for-performance	☒ Provide income tax gross-ups, other than for international assignment and / or relocation
☑ Deliver total direct compensation predominantly through variable pay	☒ Re-price underwater stock options
☑ Set challenging short- and long-term incentive award goals	☒ Allow hedging, pledging, short sales, derivative transactions, margin accounts or short-term trading
☑ Target pay and benefits to market competitive levels	☒ Have a liberal share recycling provision in our equity plan
☑ Maintain robust stock ownership requirements	☒ Provide single tigger change in control
☑ Maintain a clawback policy for incentive-based compensation
☑ Annually review the constituents of Compensation and Performance peer groups and adjust as appropriate
☑ Undertake an annual review of compensation risk
☑ Offer limited perquisites
☑ Regularly review compensation, especially incentive compensation to ensure continued alignment with Chemours’ strategy
2021 “Say on Pay” Vote Result
At Chemours’ 2021 Annual Meeting, shareholders approved the Company’s “Say-on-Pay” proposal with 94% of the votes cast in support of the executive compensation program. The Compensation and Leadership Development Committee is committed to regularly reviewing the program in the context of Chemours’ compensation philosophy and will continue to consider shareholder input in evaluating executive compensation program design and decisions.
Executive Compensation Philosophy and Pay-for-Performance
Executive Compensation Philosophy
The objectives of Chemours’ executive compensation philosophy are rooted in:
•
Promoting a performance-based culture that strongly links executive rewards to shareholder interests and to the Company’s strategic and financial goals

•
Providing a competitive total compensation opportunity designed to attract, retain, and motivate high-performing executive talent

These objectives are achieved through fixed and variable compensation elements. The Compensation and Leadership Development Committee determines the appropriate balance between these elements in setting the Total Direct Compensation (TDC = base salary, plus short term and long term incentive targets) opportunity for executives. The Compensation Philosophy was reviewed and approved with no modifications by the Committee mid-year.
Element	Purpose and Key Features
Base Salary
➢
Salary paid in cash

➢
Provides a stable source of income and is a standard element in executive compensation packages

➢
Compensates for expected day to day contribution

➢
Supports equitable pay practices

Annual Incentive Plan (AIP)
➢
Cash incentive earned and awarded annually

➢
Creates a variable incentive opportunity as a portion of the executive compensation package

➢
Reinforces and rewards executives for delivering key business goals which are short term in nature

➢
Pays only when minimum performance criteria are met and pays above market when target performance criteria are exceeded

➢
Focuses on quantitative metrics but includes qualitative metrics when appropriate

➢
Includes a mix of corporate and business unit metrics.

Long-Term Incentive Plan (LTIP)
➢
Long-term equity-based Incentives earned and awarded periodically in various forms of equity: RSUs, PSUs, and/or Stock Options

➢
Creates a compensation opportunity aligned with the interests of our shareholders

➢
Provides incentive to achieve sustained performance and growth

➢
Rewards executives for delivering total shareholder return

Pay Mix at Target
The Committee believes that aligning executive incentive payouts with Chemours’ performance outcomes is critical for shareholders. Accordingly, the targets under the annual and long-term incentive programs represent rigorous performance expectations that are aligned to short and long-term financial and strategic goals.
To reinforce Chemours’ pay-for-performance philosophy, the Total Direct Compensation program for executives emphasizes at-risk incentive pay and, therefore, fluctuates with financial results and stock price. This approach aligns the pay outcomes of executives with Company performance and shareholder interests. The charts that follow illustrate the percentage of target pay at-risk for the CEO and other NEOs on average.
CEO Pay for Performance
The chart below demonstrates the relationship between Messrs Newman and Vergnano’s pay and Chemours’ TSR from 2016 through 2021.
Target and Realizable Pay for 2016 through 2020 reflect CEO pay during Mr. Vergnano’s tenure. Target Pay refers to the target pay plan approved by the Board for base salary, annual incentive, and equity awards. Realizable Pay is defined as actual W-2 base salary, actual annual incentive payment for performance in that year (paid in following year), and the value of granted equity awards at the end of each year. Stock options are valued based on the in-the-money value of options granted during that year (the spread between end-of-year stock price and grant price). Performance Share Units (PSUs) are valued based on the number of PSUs awarded during that year (i.e. target number of PSUs), valued at the stock price at the end of the year.
Target and Realizable Pay for 2021 is a calculated representation of Mr. Newman’s annual compensation as President and CEO for the full year. Target Pay includes target base salary, annual incentive target and equity award target as if Mr. Newman had been President and CEO the full year (see footnote 1 detailed calculation). In order to fairly represent CEO Realizable Pay in 2021, we made calculations with the assumption of what Mr. Newman would have received had he been in the President and CEO role for the full year and for equity used the value at grant for the awards granted in 2021(see footnote 2 detailed calculation). Based on that assumption, Mr. Newman’s full year base salary reflects what was approved in July 2021. The annual incentive amount was determined using his target bonus as CEO and the funding based on actual company performance. The equity award amount reflects the awards he received in March 2021 in the regular compensation cycle and the grant awarded at the time of his promotion in July 2021, according to the equity program approved for 2021 (50% PSUs, 40% stock options, and 10% RSUs). All equity amounts reflect the value as granted.

CEO Pay vs. Performance
(1)
2021 Target Pay

•
Mark Newman’s Total Direct Compensation upon his promotion to President and CEO. Base Salary $975,000, Short-term Incentive target $1,170,000, and Long-term Incentive target $4,300,000

(2)
2021 Realizable Pay

•
Mr. Newman’s Base Salary reflects his base salary at target at the time of his promotion ($975,000).

•
Mr. Newman’s earned short-term incentive represents full year achievement at CEO base salary and bonus target multiplied by Corporate bonus achievement of 179%. ($975,000 x 120% x 179% = $2,094,000).

•
Mr. Newman’s realizable equity is represented by his actual grant value in 2021. This includes the March equity value of $1,500,000 plus the July equity value of $1,400,000 = $2,900,000.

Executive Compensation Decision Making
The Chemours Compensation and Leadership Development Committee applies the following factors to guide executive compensation decisions:
•
Company performance and strategic objectives

•
Independent external market data

•
Economic environment for the chemicals industry

The table below summarizes oversight responsibilities and participation in executive compensation decisions:
Compensation and Leadership Development Committee
➢
Establish executive compensation philosophy

➢
Approve incentive compensation programs and determine performance expectations for short-term and long-term incentive programs

➢
Approve all compensation actions for the NEOs, other than the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

➢
Recommend to the independent directors of the Board compensation actions for the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

All Independent Board Members
➢
Assess performance of the CEO

➢
Approve all compensation actions for the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

Chief Executive Officer
➢
Provide compensation recommendations for the NEOs (other than the CEO) to the Compensation and Leadership Development Committee, which considers these recommendations as part of its evaluation. However, review, analysis, and final approval of compensation actions are made solely by the Compensation and Leadership Development Committee

➢
Recommendations are based on the CEO’s personal review of each NEOs performance, job responsibilities, and importance to the Company’s overall business strategy, as well as the Company’s compensation philosophy

➢
In preparing compensation recommendations for the NEOs, the CEO and the SVP, People compare each key element of compensation provided to the NEOs to market data and consider the total compensation package

➢
In consultation with the Chief Financial Officer, recommends incentive measures and performance expectations

Independent Consultant to the Compensation and Leadership Development Committee
➢
Provide independent advice, research, and analytical services on a variety of subjects, including compensation of executive officers and executive compensation trends

➢
Participate in meetings as requested and communicate with the Chair of the Compensation and Leadership Development Committee between meetings

➢
Evaluate executive compensation policies and guidelines and provide analysis of policies and guidelines compared to best practices in the industry

➢
Engaged by, and reports directly to the Compensation and Leadership Development Committee

Independent Compensation Consultant
The Compensation and Leadership Development Committee has engaged Willis Towers Watson (WTW) as its independent compensation consultant since April 2017. WTW is engaged by and reports directly to the CLDC, which may replace the firm or hire additional consultants at any time. The CLDC and the other independent directors of Chemours’ Board are the sole decision makers for compensation of executive officers. The Committee has assessed the independence of Willis Towers Watson based on NYSE Listing Standards and SEC rules and concluded that its work does not raise any conflict of interest.
WTW provides a variety of consulting services to the Committee. These services include but are not limited to, benchmarking market pay practices, sharing compensation best practices, providing competitive pay reviews, supporting the review of the Executive Compensation Philosophy, reviewing the disclosure of the Executive compensation programs in this proxy statement, sharing market trends, opining on incentive plan design and target setting, recommending peer group(s) and providing legislative and regulatory updates.
Peer Group Selection and Competitive Positioning
In making compensation decisions, the CLDC considers competitive market data from a compensation peer group of companies as one of several reference points. Compensation peer group data is supplemented with broader chemical industry and general industry data. The selection of the compensation peer group is composed of publicly-traded U.S. based companies with similar scale (generally 0.25x to 4x on market capitalization), revenue (generally 0.5x to 2x), industry, and business characteristics reflecting Chemours’ current state as well as its business direction.
The CLDC reviews the composition of the compensation peer group annually to ensure that it remains suitable and appropriate. With the assistance of its independent compensation consultant, the Committee conducted a review of the peer group mid-year. The Committee determined that the peer group remained suitable and appropriate. It was approved with no changes from the previous year.
For compensation decisions made in 2021, the compensation peer group consisted of the following companies:

Albemarle Corporation	Olin Corporation
Ashland Global Holdings Inc.	PPG Industries, Inc.
Avient Corporation	RPM International Inc.
Axalta Coating Systems Ltd.	The Sherwin-Williams Company
Cabot Corporation	Trinseo S.A.
Celanese Corporation	Tronox Limited
Eastman Chemical Company	Venator Materials PLC
Huntsman Corporation	Westlake Chemical Corporation
Chemours generally targets the market median for total direct compensation including each element of compensation for senior officers and NEOs. Ultimately, the Committee has the flexibility to pay above or below the market median based on a variety of factors including an executive’s scope of responsibility, experience level, the critical need for retention, sustained performance over time, potential for advancement as part of key succession planning processes, and other unique factors.
2021 Executive Compensation
The following section reflects the promotion of Mr. Newman to CEO in July and the retirement of Mr. Vergnano at that time. We were pleased to have executed our succession plan for this position. The information presented for Mr. Newman reflects his role as Senior Vice President and Chief Operating Officer and his accession to President and CEO. Mr. Vergnano’s information reflects his compensation prior to his retirement in July, recognition for his role in the settlement with DuPont, EID, and Corteva, and his support for the CEO transition through the balance of 2021. His target compensation displays what would have been his full-year compensation opportunity.
2021 CEO Compensation Highlights
Mark Newman — President and CEO
Mr. Newman’s compensation was adjusted to reflect his promotion to President and CEO as of July 1, 2021. With the support of the independent compensation consultant, the CLDC recommended and the Board of Directors approved adjustments to Mr. Newman’s compensation. Mr. Newman’s base salary was increased to $975,000, his short-term incentive target increased to $1,170,000 (120% at target) and his long-term incentive target increased to $4,300,000. Mr. Newman’s Total Direct Compensation (TDC = base salary, plus short term and long term incentive targets) was $6,445,000.
The Board considered the following factors when determining his compensation:
•
Overall experience in the role

•
Mr. Newman’s individual performance

•
Compensation provided to CEOs of peer organizations

	2020(1)	2021
Base Salary	$700,000	$975,000
Target AIP Opportunity	$630,000 (90% of salary)	$1,170,000 (120% of salary)
Target LTI Opportunity (Grant Value)	$1,500,000	$4,300,000
Target Total Direct Compensation	$2,830,000	$6,445,000

(1)
2020 compensation reflects Mr. Newman’s previous role as Senior Vice President and Chief Operating Officer.

Mr. Newman’s actual 2021 short-term incentive award earned was $1,611,000. This amount reflects a blend of incentive targets from his time as the Senior Vice President and Chief Operating Officer and President and CEO. The company’s performance was applied to the blended incentive target to determine his final AIP payment. In 2021, Mr. Newman’s total long-term incentive opportunity was delivered in PSUs, stock options, and RSUs, as described above.
In conjunction with his promotion to President and CEO, Mr. Newman was awarded $1,400,0001 in equity awards on July 1, 2021, representing a prorated portion of his increased Long Term Incentive Target for 2021. The grant amount was calculated using the annual grant target for the CEO role based on a partial year in position and factoring in the grant he received in March 2021 related to his prior role as Chief Operating Officer. The Equity vehicles aligned with the annual grant process were: 50% PSUs, 40% NQSOs and 10% RSUs. The Number of PSUs and RSUs were determined by dividing the target value by the closing price for the Chemours common stock on grant date and rounding down to the nearest whole share. The closing price of Chemours common stock was $35.46 on July 1, 2021. The number of stock options awarded was determined based on the Black-Scholes value. The Black-Scholes value of an option was $16.14 on July 1,2021. The exercise price of the options was equal to the closing price of Chemours common stock on the grant date at $35.46.
1 Mr. Newman’s prorated grant was determined based on the following: $1,500,000/2 (annual grant in March) = $750,000 (equity target for the first half of the year). $4,300,000/2 (LTI target for the second half of the year) = $2,150,000. Blended annual LTI target = $750,000 + $2,150,000 = $2,900,000. The prorated portion of the target remaining to grant to Mr. Newman based on the blended annual target therefore is $2,900,000 — $1,500,000 = $1,400,000.
Mark Vergnano — Former President and CEO
Prior to Mr. Newman’s accession to President and CEO role, Mr. Vergnano held this role. In early 2021, the CLDC reviewed and recommended to the Board of Directors no adjustment to Mr. Vergnano’s compensation. This recommendation was approved by the Board of Directors at that time.
	2020	2021
Base Salary	$1,050,000	$1,050,000
Target AIP Opportunity	$1,365,000 (130% of salary)	$1,365,000 (130% of salary)
Target LTI Opportunity (Grant Value)	$5,600,000	$5,600,000
Target Total Direct Compensation	$8,015,000	$8,015,000
Mr. Vergnano’s actual 2021 short-term incentive award earned in 2021 was $1,221,675, which is reflective of his time in role and the company performance outcomes. In 2021, Mr. Vergnano’s total long-term incentive opportunity was delivered in PSUs, stock options and RSUs, as described above. Additionally, Mr. Vergnano received a one-time grant of $1,000,000 RSUs, which vests equally over three years, in recognition of his effort and success with the strategic legal settlement between Chemours, EID, DuPont, and Corteva. The largest portion of Mr. Vergnano’s equity allocation remains performance based even when considering the aforementioned RSU grant.
2021 Base Salaries of the Other NEOs
Base salaries for the NEOs are intended to be competitive with the market to attract and retain the executive talent needed to successfully execute our strategy. The Committee reviews base salaries for NEOs annually. Our NEOs’ base salaries reflect the scope of responsibilities, experience, achievement of individual strategic objectives, and external market competitiveness. Base salaries represent a small portion of overall compensation.
In early 2021, after considering external market pay data, internal equity and performance, the Committee approved a base salary increase for Mr. Ralhan to $625,000 (an increase of 8.7%). No other adjustments were approved for the NEOs, other than as noted above for Mr. Newman.
NEO	Base Salary as of December 31, 2020	Base Salary as of December 31, 2021
Sameer Ralhan	$575,000	$625,000
David Shelton	$500,000	$500,000
Edwin Sparks	$550,000	$550,000
Susan Kelliher	$425,000	$425,000
Bryan Snell(1)	$550,000	$550,000

(1)
Mr. Snell’s 2021 base salary reflects his full year rate of base salary when he retired.

Annual Incentive Plan (AIP)
Chemours’ annual incentive plan (AIP) is designed to reward executives for achieving and exceeding annual financial performance goals. Under the AIP, each NEO has a target annual incentive opportunity, expressed as a percentage of base salary. Incentive targets are determined based on the CLDC’s review of peer group practices, chemical industry data from proprietary third-party surveys, and the position and scope of responsibilities of each NEO. Incentive targets are reviewed annually in the first half of the year. The NEOs’ AIP target opportunity (as a percentage of salary) remained unchanged for 2021.
The following table summarizes 2021 AIP target percentages:
NEO	Bonus Target as of December 31, 2020	Bonus Target as of December 31, 2021
Sameer Ralhan	80%	80%
David Shelton	70%	70%
Edwin Sparks	75%	75%
Susan Kelliher	65%	65%
Bryan Snell(1)	75%	75%

(1)
Mr. Snell’s 2021 bonus target reflects his full year opportunity at retirement.

Incentive Formula
Actual cash annual incentive awards for NEOs in 2021 were determined using the formulas shown below. The calculation of award payments for each NEO is determined based on Chemours’ financial performance or a combination of Chemours, Business Unit and ESG performance. There is no individual performance component for NEOs. The CLDC may use discretion to reduce payout.
AIP awards for Messrs. Newman, Vergnano, Ralhan, Shelton, Snell(3) and Ms. Kelliher are determined as follows:

The AIP award for Mr. Sparks is determined as follows (with the relevant Business Unit being Titanium Technologies)
(1)
Chemours companywide metrics

(2)
Mr. Sparks’ Business Unit results are specific to the Titanium Technologies business.

(3)
In accordance with the plan terms and conditions, Mr. Snell received a prorated portion of his annual bonus opportunity at target at the time of his retirement.

Performance Measures
The Compensation and Leadership Development Committee (CLDC or the Committee) modified the short-term incentive plan for 2021 to ensure that management’s incentives were aligned with emerging important business metrics. The plan maintained a strong focus on key Corporate and Business Unit measures, but the mix of Corporate and Business Unit metrics shifted slightly with the addition of Environmental, Social and Governance (ESG) metrics. For executives designated as corporate employees, the metrics were weighted 85% for the Corporate metrics and 15% for ESG metrics; executives assigned to Business Units have metrics weighted 20% for Corporate metrics, 65% for Business Unit metrics and 15% for ESG metrics. The plans were also adjusted to recognize the organizational split of the Fluoroproducts segment into the Advanced Performance Materials (APM) and Thermal & Specialized Solutions (TSS) segments.
For Chemours as a whole, the metrics remained primarily focused on Free Cash Flow and Adjusted EBITDA as management and the CLDC believe these measures reinforce the importance of earnings and cash generation to the achievement of Chemours’ objectives, as well as their importance to shareholders. Likewise, the focus for the business units remained on Adjusted EBITDA and Free Cash Flow. Additionally, the CLDC approved specific Business Unit metrics to reinforce their importance to each business unit. Specifically, TT continued to have a market share target, TSS had a special Opteon™ variable contribution target, and APM had a revenue target.

Chemours	Weight
Chemours ESG	15.0%
Chemours Free Cash Flow	42.5%
Chemours Adjusted EBITDA	42.5%

Titanium Technologies	Weight
Chemours ESG	15.0%
Chemours Free Cash Flow	20.0%
Business Unit Free Cash Flow	20.0%
Business Unit EBITDA	20.0%
Business Unit Market Share	25.0%

Advanced Performance Materials	Weight
Chemours ESG	15.0%
Chemours Free Cash Flow	20.0%
Business Unit Revenue	25.0%
Business Unit Free Cash Flow	20.0%
Business Unit Adjusted EBITDA	20.0%

Thermal and Specialized Solutions	Weight
Chemours ESG	15.0%
Chemours Free Cash Flow	20.0%
Business Unit Free Cash Flow	35.0%
Opteon™ Variable Contribution Increase	30.0%

Chemical Solutions
Chemours ESG	15.0%
Business Unit Free Cash Flow	30.0%
Business Unit Adjusted EBITDA	55.0%
Adjusted EBITDA is defined as income (loss) before interest, income taxes, depreciation and amortization excluding the following items: non-operating pension and other postretirement employee benefit costs (income), exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting or other items not considered indicative of ongoing operations during the Performance Period, which includes income, expenses and losses not budgeted resulting from acquisitions, dispositions, regulatory actions and legal settlements.
Free Cash Flow is defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed on the Company’s Cash Flow statement. Business Unit Free Cash Flow is defined as Adjusted EBITDA plus the delta Working Capital minus CapEx. Working Capital equals Accounts Receivable plus Inventory minus Accounts Payable. Unknown impacts of changes to U.S. GAAP accounting and tax policy changes, or other items not considered indicative of ongoing operations during the performance period will be excluded from this calculation during the Performance Period, including cash impact of unbudgeted items resulting from acquisitions, dispositions, regulatory actions and legal settlements.
Business Revenue is defined as sales to external customers as defined by ASC 606, revenue from contracts with customers.
Titanium Technologies market share is determined based on the improvement of our total pigment revenue market share as a percentage of our three (3) major competitors.
The Opteon™ variable contribution target is defined as variable contribution from the sales of HFO (hydrofluoroolefin)-based products (equivalent to Revenue less variable costs).
ESG metrics include improving gender diversity in our global workforce and completing defined environmental projects to mechanical completion.
The chart below shows the 2021 AIP performance targets, ranges and results approved by the CLDC. Performance targets were set and approved in early 2021 and were consistent with the Company’s budget for 2021, which incorporated considerations of potential opportunities and risks associated with external business and market conditions. Targets for each of the performance measures are set at levels considered challenging, motivational, and competitive. The performance range is determined using external guidance, historical performance, and expectations as guardrails. Threshold is considered the level of performance that warrants the minimum payout and the maximum defines what level of performance is exceptional.
Based on 2021 financial results, the 2021 Chemours Corporate AIP payout was 179%, Titanium Technologies 178%, Thermal and Specialized Solutions 140%, Advanced Performance Materials 172%, and Chemical Solutions 127% of target.
Dollars are in millions
Corporate AIP(4)
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$832	$1,067	$1,312	$1,333	85%
Corporate Free Cash Flow	$275	$370	$574	$682	85%
ESG Diversity Metric	1.1%	1.5%	2.3%	0.6%	0%
ESG Emissions Metric	4	5	7	7	9%
					179%

Titanium Technologies AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Free Cash Flow	$275	$370	$574	$682	40%
ESG Diversity Metric	1.1%	1.5%	2.3%	0.6%	0%
ESG Emissions Metric	4	5	7	7	9%
Business Unit EBITDA	$465	$596	$733	$809	40%
Business Unit Revenue Share	31.2%	32.6%	34.0%	33.9%	49%
Business Unit Free Cash Flow	$383	$451	$555	$608	40%
					178%
Thermal and Specialized Solutions AIP(3)
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Free Cash Flow	$275	$370	$574	$682	40%
ESG Diversity Metric	1.1%	1.5%	2.3%	0.6%	0%
ESG Emissions Metric	4	5	7	7	9%
Opteon™ Variable Contribution	390	501	615	490	30%
Business Unit Free Cash Flow	$283	$347	$427	$408	61%
					140%
Advanced Performance Materials AIP(3)
Measure	Threshold(1)	Target	Maximum(2)		Actual	Weighted Funding Result
Corporate Free Cash Flow	$275	$370		$574	$682	40%
ESG Diversity Metric	1.1%	1.5%		2.3%	0.6%	0%
ESG Emissions Metric	4	5		7	7	9%
Business Unit Revenue	$1,110	$1,224	$	,342	$1,397	50%
Business Unit Adjusted EBITDA	$176	$226		$278	$261	33%
Business Unit Free Cash Flow	$66	$82		$100	$153	40%
						172%
Chemical Solutions AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Free Cash Flow	$275	$370	$574	$682	40%
ESG Diversity Metric	1.1%	1.5%	2.3%	0.6%	0%
ESG Emissions Metric	4	5	7	7	9%
Business Unit Adjusted EBITDA	$10	$12	$15	$13	54%
Business Unit Free Cash Flow	$7	$9	$11	$9	23%
					127%

(1)
Represents the minimum level of performance required to earn any incentive for this component of the 2021 AIP. Performance below this level would not result in a payout for the performance measure.

(2)
Represents the highest level of performance at which maximum payout under the 2021 AIP is earned. Achievement of performance above this level would not result in a greater payout for the performance measure.

(3)
Results do not total exactly due to rounding.

(4)
Achievement varies slightly from 10-K based on adjustments applied to AIP outcomes related to unbudgeted events primarily related to the Ohio Multi District Litigation settlement payment related to legacy legal matters, sale of Mining Solutions business (transaction costs, vendor settlement in Mexico, lost EBITDA due to the timing of the sale, partially offset by the capital expenditures not incurred), strategic investment actions to drive long-term value capture driven by newly enacted U.S. AIM act. All adjustments made by the Committee were consistent with past practice.

Based on the actual performance achieved, the following AIP awards for each NEO were approved:
NEO	Bonus Target as of December 31, 2021	Base Salary as of December 31, 2021	Actual Annual Incentive
Mark Newman(1)	120%	$975,000	$1,611,000
Mark Vergnano(2)	130%	$1,050,000	$1,221,675
Sameer Ralhan	80%	$625,000	$895,000
David Shelton	70%	$500,000	$626,500
Edwin Sparks	75%	$550,000	$734,250
Susan Kelliher	65%	$425,000	$494,488
Bryan Snell(3)	75%	$550,000	$206,250

(1)
Mr. Newman’s Actual Annual Incentive reflects a blend of his H1 base salary and incentive target of $700,000 and 90% and H2 base salary and incentive target displayed above. (((($700,000 * 90%)/2) + (($975,000 *120%)/2))) *179%) = $1,611,000

(2)
Mr. Vergnano’s Actual Annual Incentive reflects a prorated incentive opportunity prior to his retirement on July 1, 2021 including performance achievement for the full fiscal year ((($1,050,000 * 130%)/2)*179%) = $1,221,675

(3)
Mr. Snell’s Actual Annual Incentive reflects a prorated incentive opportunity prior to his retirement on July 2, 2021 at target (($550,000*75%)/2) = $206,250

Long-Term Incentive Plan (LTIP)
Chemours provides long-term incentive compensation to directly tie our NEOs’ interests to the interests of shareholders. The Compensation and Leadership Development Committee views long-term incentives as a critical element of our executive compensation program. Long-term incentive targets are reviewed annually and determined based on the CLDC’s review of the following:
•
NEO position, scope of responsibilities and performance

•
Internal pay equity considerations

•
Peer group practices

•
Current market compensation data for the chemical industry and general industry from proprietary third-party surveys

In early 2021, the Compensation and Leadership Development Committee reviewed the long-term incentive target opportunities for all NEOs and chose to adjust Mr. Ralhan’s and Mr. Sparks’ targets as reflected in the following table and as discussed above
NEO	Long Term Incentive Target as of December 31, 2020	Long Term Incentive Target as of December 31, 2021
Sameer Ralhan	$1,000,000	$1,200,000
David Shelton	$950,000	$950,000
Edwin Sparks	$800,000	$900,000
Susan Kelliher	$700,000	$700,000
Bryan Snell(1)	$900,000	$900,000

(1)
Mr. Snell’s 2021 long term incentive target reflects his full year opportunity upon his retirement.

The CLDC also approved minor plan design changes to the Long-Term Incentive Plan for 2021. The LTIP award mix is 90% performance-based, consisting of PSUs and stock options, which increase in value when our share price increases above the share price on the date of grant. In 2021, the mix of equity award types was updated to include Restricted Stock Units with vesting tied to continued service and representing 10% of the long-term incentive mix. With this change, the new mix is 50% PSUs, 40% stock options and 10% RSUs. The CLDC approved this change because it provides a strong performance orientation with a balance of long-term retention of talent to drive the company strategy. The CLDC believes that this balance is optimal to drive long-term shareholder value and is aligned with competitive market practice.

The stock options and RSUs vest annually in three-equal installments from the date of grant.
Consistent with the 2020 PSUs, the PSUs are earned based on performance over a three-year performance period, reflecting the long-term nature of the awards. The performance metrics used in the 2021 PSU awards remained Adjusted Net Income and Free Cash Flow Conversion, which were equally weighted. Relative Total Shareholder Return (Relative TSR) remained a modifier ranging from 50% to 150% based on relative stock performance to our selected peers. This is the third consecutive year we have used those plan metrics.
Consistent with the 2020 PSU Plan, the CLDC once again approved a three-year performance period reflecting the long-term nature of the plan.
PSU Awards (50% of LTI Target Award)
Fifty percent of a NEO’s LTI award is delivered through PSUs. The PSUs are earned and vest based on the achievement of Adjusted Net Income and Free Cash Flow Conversion objectives, which are determined at the time of grant. The 2021 —  2023 PSU plan is measured over a three-year cumulative period.
Performance goals are considered challenging to obtain and are aligned with delivering shareholder value. In setting these objectives, the CLDC considers how the achievement of goals may be affected by competitive and/or economic conditions over the three-year period. Final awards are subject to potential modification based on TSR results relative to Chemours’ peer group over the cumulative three-year performance period.
The initial payout range of the PSUs is 0% to 200% depending on Chemours’ achievement versus the Adjusted Net Income and Free Cash Flow Conversion performance goals. The payout is then subject to modification based on the Relative TSR performance compared to our peer group, which modifies the amount earned by applying a multiple from 0.5 to 1.5, resulting in a maximum payout capped at 250% of the target award.
As in prior years, the PSU portion of Chemours’ LTI program consisted of overlapping cycles, with a new equity award each year. In general, each participant receives a grant at the beginning of each three-year cycle.
Stock Options (40% of LTI Target Award)
The use of stock options provides clear and direct alignment with shareholder interests as they have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant. As a result, stock option grants encourage executives to focus on behaviors and initiatives that support sustained long-term stock price appreciation, which benefits all shareholders. The stock options are designed to vest in equal annual installments over three years from the grant date and have a ten-year term.
Restricted Stock Units (10% of LTI Target Award)
In 2021, the mix of equity award types was updated to include Restricted Stock Units with vesting tied to continued service and representing 10% of the long-term incentive mix. With this change, the new LTIP equity mix is 50% PSUs, 40% stock options and 10% RSUs. The CLDC approved this change because it provides a strong performance orientation with a balance of long-term retention of talent to drive the company strategy. The CLDC believes that this balance is optimal to drive long-term shareholder value and is aligned with competitive market practice. The RSUs vest in a ratable manner over a three-year period.
Financial / Operating Measures
The use of Adjusted Net Income in the long-term program is an important indicator of success in delivering long-term shareholder value. Free Cash Flow Conversion is critical to Chemours’ ability to invest and manage assets that deliver the greatest return. The Committee believes these performance measures are appropriate to motivate executives to achieve and sustain outstanding long-term results.

The 2021-2023 PSU Award performance period, January 1, 2021 through December 31, 2023, consists of one, cumulative three-year measurement period.
Adjusted Net Income		Free Cash Flow Conversion
Period	Weighting	Period	Weighting
Cumulative FY2021 – FY2023	50%	Average FY2021 – FY2023	50%
Adjusted Net Income is defined as Net Income, as reported externally, adjusted in a manner consistent with Adjusted EBITDA, where appropriate to exclude non-operating pension and other postretirement employee benefit costs (income), windfall tax benefit (expense) related to stock based compensation, exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting, or other items not considered indicative of ongoing operations during the Performance Period, which includes income, expenses and losses not budgeted for as a result of acquisitions, dispositions, regulatory actions and legal settlements.
Free Cash Flow Conversion is defined as Free Cash Flow, defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed on the Company’s Cash Flow statement divided by Adjusted EBITDA defined as income (loss) before interest, income taxes, depreciation and amortization excluding the following items: non-operating pension and other postretirement employee benefit costs (income), exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting or other items not considered indicative of ongoing operations during the Performance Period, including cash impact of unbudgeted items resulting from acquisitions, dispositions, regulatory actions and legal settlements. Subject to Board approval this calculation will be adjusted to reflect the increase in actual amount spent on purchases of property, plant and equipment in excess of 5%, from the amount contemplated in the three-year business plan, used for compensation plan purposes.
Chemours believes disclosing specific targets while the applicable performance period is ongoing could cause competitive harm. However, such targets will be disclosed once the applicable performance periods have ended as part of our discussion and analysis on awards earned by the NEOs.
Relative TSR
Relative TSR is used as a modifier to promote alignment with shareholder interests. Relative TSR for the 2021-2023 PSU Award will be measured at the end of the three-year period against the 2021 peer group discussed previously. Chemours’ TSR relative to these peers will be used as a modifier to increase or reduce the number of units earned.
Relative TSR is defined as the change in the Company’s stock price plus dividends paid and assumed to be reinvested on the ex-dividend date during the period, divided by beginning stock price, compared on a percentile basis to the same change with respect to a peer group. For this purpose, a company’s beginning stock price will be the closing stock price averaged over the 20 trading days ending on the trading day before the start of the Performance Period and the ending stock price will be the closing stock price, inclusive of reinvested dividends, averaged over the 20 trading days ending with the last trading day within the Performance Period.
For purposes of calculating the appropriate earned percentile, any companies that are in the peer group at the beginning of the Performance Period that are no longer separate publicly traded companies due to merger, acquisition, or buyout shall be disregarded. Companies that are no longer publicly traded due to insolvency or bankruptcy will be included at the lowest performance ranking. For purposes of calculating the earned percentile, the Company will be considered a member of the peer group.
TSR Modifier	<P25	>=P25 to <P40	>=P40 to <P60	>=P60 to <=P75	>P75
Relative TSR to Peer Group	0.5	0.75	1	1.25	1.5

2021 LTI Awards
Awards to the NEOs under the 2021 long-term incentive program were as follows:
NEO	2021 Target LTI Award Value	Share Equivalent Value of PSUs on grant date	Target Number of PSU Awards(1)	Grant Date Fair Value of RSUs	Number of RSUs granted	Grant Date Fair Value of Stock Options	Number of Stock Options Granted(2)
Mark Newman	$1,500,000	$49,976	31,236	$49,990	6,247	$599,993	61,349
July 1(3)	$1,400,000	$699,980	19,740	$139,996	3,948	$559,993	34,696
Mark Vergnano(4)	$6,600,000	$2,799,998	116,618	$1,559,978	64,972	$2,239,992	229,038
Sameer Ralhan	$1,200,000	$599,986	24,989	$119,978	4,997	$479,993	49,079
David Shelton(5)	$1,450,000	$474,990	19,783	$594,968	24,780	$379,992	38,854
Edwin Sparks	$900,000	$449,995	18,742	$89,989	3,748	$359,992	36,809
Susan Kelliher	$700,000	$349,994	14,577	$69,989	2,915	$279,992	28,629
Bryan Snell(6)	$1,190,000	$449,995	18,742	$89,989	3,748	$649,989	66,461
Annual LTI awards are generally granted March 1st each year.
(1)
The number of PSUs awarded was determined by dividing the dollar target value for each NEO by the closing price for Chemours common stock on grant date and rounding down to the nearest whole share. The closing price of Chemours common stock was $24.01 on March 1, 2021.

(2)
The number of stock options awarded was determined based on the Black-Scholes value. The Black-Scholes value of an option was $9.78 on March 1,2021. The exercise price of the options was equal to the closing price of Chemours common stock on the grant date. The closing price of Chemours common stock was $24.01 on March 1, 2021.

(3)
In conjunction with his promotion to CEO, Mr. Newman was awarded $1,400,000 in equity awards on July 1, 2021 representing a prorated portion of his increased Long Term Incentive Target for 2021. The Equity vehicles aligned with the annual grant process: 50% PSUs, 40% NQSOs and 10% RSUs. The Number of PSUs and RSUs were determined by dividing the target value by the closing price for the Chemours common stock on grant date and rounding down to the nearest whole share. The closing price of Chemours common stock was $35.46 on July 1, 2021. The number of stock options awarded was determined based on the Black-Scholes value. The Black-Scholes value of an option was $16.14 on July 1,2021. The exercise price of the options was equal to the closing price of Chemours common stock on the grant date at $35.46.

(4)
In addition to Mr. Vergnano’s annual grant, he received a one-time grant of $1,000,000 RSUs in recognition of his effort and success with the strategic legal settlement between Chemours, DuPont, EID, and Corteva. The largest portion of Mr. Vergnano’s equity allocation remains performance based even when considering the aforementioned RSU grant.

(5)
In addition to his annual grant, Mr. Shelton received a one-time grant of $500,000 in RSUs, which will vest equally over three years. This award is in recognition of his effort and success with the strategic legal settlement between Chemours, DuPont, EID, and Corteva.

(6)
Mr. Snell received an added $290,000 in stock options as part of the annual compensation process in recognition of the value created by the TVS strategy and the expected long-term improvement in business results from the implementation of that strategy change starting in 2019.

2019 — 2021 PSU Award Results
The overall performance result for the 2019 — 2021 PSU Award was 50%. The payout for this award was based on pre-established three-year cumulative targets for Adjusted Net Income and Free Cash Flow Conversion. The outcome against these metrics, after applying the pay curves was 100%. Additionally, under the 2019 — 2021 PSU Award, performance results were subject to adjustment by Relative TSR over the three-year performance period. Over the three-year period ending December 31, 2021, Chemours performed below the 25th percentile of the peer group resulting in the number of PSUs being reduced by 50%.

The tables below detail performance against each measure:
Metric	Metric Weight	2019 Actual	2020 Actual	2021 Actual	Cumulative	% Attainment	Achievement with Pay Curve Applied
Adj. Net Income	50%	419	328	691	1,438	0%	0%
FCF Conversion	50%	16.70%	61.50%	51.20%	43.10%	100%	200%
Weighted Outcome							100%
Total Shareholder Return (TSR)
Relative TSR is a modifier that is applied to the outcome of Adjusted Net Income and Free Cash Flow Conversion.
<P25	>=P25 to <P40	>=P40 to <P60	>=P60 to <=P75	>P75	Achievement
0.5	0.75	1	1.25	1.5	12%
The performance peer group is comprised of the following companies:

Air Products & Chemicals Inc.	Eastman Chemical Co.	The Sherwin-Williams Company
Albemarle Corporation	Element Solutions Inc.(2)	Trinseo S.A.
Ashland Global Holdings Inc.	Huntsman Corporation	Tronox Holdings Plc
Avient Corporation(1)	Olin Corporation	Venator Materials Plc
Axalta Coating Systems Ltd	PPG Industries Inc.	Westlake Chemical Corp.
Celanese Corporation	RPM International

(1)
Formally known as PolyOne Corporation

(2)
Formally known as Platform Product Specialty Solutions Corporation

(3)
W.R Grace & Co has been removed from the benchmark as it operates as a subsidiary of Standard Industry Inc.

The table below shows the target number of PSUs granted in 2019 and the actual number of PSUs earned, excluding dividend equivalent units.
NEO	Shared Granted in 2019	Achievement	Earned Share Award (excl. dividend shares)
Mark Newman	34,176	50%	17,088
Mark Vergnano(1)	88,374	50%	44,187
Sameer Ralhan	20,820	50%	10,410
Edwin Sparks	16,086	50%	8,043
David Shelton	14,992	50%	7,496
Susan Kelliher	9,468	50%	4,734
Bryan Snell(2)	14,203	50%	5,771

(1)
Mr. Vergnano’s Performance Stock Units vested as if he were employed through December 31, 2021 to reflect his continued role with the Company, his support of the CEO transition process, and his performance during his tenure as CEO.

(2)
Award prorated based on days in role in accordance with PSU terms and conditions for retiring NEOs. Mr. Snell retired as of July 2, 2021, and thus was credited with 913 days (365+366+182) days.

Company Sponsored Employee Benefits
The Company offers the NEOs health and welfare and retirement plan benefits. Additional elements specific to the executive compensation program include nonqualified retirement benefit plans, reimbursement of financial planning and income tax preparation services, and change-in-control benefits.

The Chemours Company Retirement Savings Restoration Plan
The Chemours Company Retirement Savings Restoration Plan (RSRP) is a nonqualified defined contribution plan that restores benefits above the Internal Revenue Code limits for tax-qualified retirement plans to be consistent with those provided to other eligible employees at Chemours.
The Chemours Company Management Deferred Compensation Plan
Under the Chemours Company Management Deferred Compensation Plan (MDCP), a nonqualified elective deferred compensation plan, participants may defer base salary, bonus, and certain incentive plan awards until a later date. Generally, earnings on deferred amounts include returns on investments that mirror the investment alternatives available to all employees under the Company’s retirement savings plan.
Change-in-Control Severance Benefits
To ensure that executives remain focused on Chemours’ business during a period of uncertainty, Chemours maintains a change-in-control severance plan for its executives, including the NEOs. For any benefits to be earned, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by Chemours without cause or the executive for good reason (often called a “double trigger”). The plan does not provide tax gross-ups. For additional information, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”
Benefits provided under the change-in-control severance plan include:
•
A lump sum cash payment of two times (three times for the CEO) the sum of the executive’s base salary and target annual incentive;

•
A lump sum cash payment equal to the pro-rated portion of the executive’s target annual incentive for the year of termination; and

•
Continued health and dental benefits, financial counseling and tax preparation, and outplacement services for up to two years (three years for the CEO) following the date of termination.

The change-in-control severance plan also includes 12-month (18-month for the CEO) non-competition and non-solicitation covenants, non-disparagement, and confidentiality provisions.
Compensation and Risk

In 2021, Chemours management reviewed its executive and non-executive compensation programs and in concurrence with the Compensation and Leadership Development Committee’s independent compensation consultant, determined that none of its compensation programs encourages or creates excessive risk-taking, and none are reasonably likely to have a material adverse effect on the Company.
In conducting this assessment, the components and design features of executive and non-executive plans and programs were analyzed. A summary of the findings of the assessment was provided to the Compensation and Leadership Development Committee. Overall, the Compensation and Leadership Development Committee concluded that (1) the Company’s executive compensation programs provide a mix of awards with performance criteria and design features that mitigate potential excessive risk taking and (2) non-executive employee compensation programs are appropriately balanced between fixed and variable compensation and do not encourage excessive risk taking. The CLDC also considered its payout caps or limits, stock ownership guidelines, and claw back policy as risk mitigating features of its executive compensation program.
Payout Limitations or Caps
Earned awards from the short-term incentive plan are capped at 192.5% of target. This is a slight decrease from previous years resulting from the maximum payout of 150% of the ESG metric. PSU awards are capped at 250% of target to protect against excessive payouts.
Stock Ownership Guidelines
To further support our goal of achieving a strong link between shareholder and executive interests, Chemours maintains stock ownership guidelines to require executive share ownership of a value equal to a specified multiple of base pay. Executives have five (5) years from the date they become subject to the guidelines to reach their respective ownership requirements. Until the ownership requirement is satisfied, 100% of the net shares realized from exercise or vesting of stock-based awards must be retained. Share ownership guidelines are as follows:
Multiple of Base Salary	2021 Target
CEO	5.0x
Other NEOs	3.0x
All applicable NEOs have satisfied or are on track to satisfy these guidelines.
Incentive Compensation Clawback Policy
The Incentive Compensation Clawback Policy (the “Policy”) covers each current and former employee of The Chemours Company (“Company”) or an Affiliate (within the meaning of the Company’s 2017 Equity and Incentive Plan (the 2017 Plan) who is or was, as the case may be, the recipient of incentive-based compensation (referred to in this policy as “Grantee”). The Policy is deemed part of the terms of any award made on or after the effective date of the Policy set forth above which by its terms provides for incentive-based compensation.
If a Grantee engages in misconduct (as defined in this Policy), the Grantee: (i) forfeits any right to receive any future awards or other equity-based incentive compensation; and (ii) the Company may demand repayment of any awards or cash payments already received by a Grantee (that were made subject to this Policy), including without limitation repayment due to making retroactive adjustments to any awards or cash payments already received by a Grantee, where such award or cash payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement as a result of misconduct by the Grantee. The Grantee shall be required to provide repayment within ten (10) days following such demand.
“Misconduct” means (i) Grantee’s employment or service is terminated for Cause (within the meaning of the Company’s Equity and Incentive Plan), or (ii) the breach of a non-compete or confidentiality covenant set out in the employment agreement between the Grantee and the Company or an Affiliate, or (iii) management has determined, after review and consultation with the Audit Committee, that the Company is required to prepare an accounting restatement due to material noncompliance, as a result of fraud or misconduct, with any financial reporting requirement under the securities laws, and the Compensation Committee has determined, subsequent to such restatement and in its sole discretion, that the Grantee: (A) had knowledge of the material noncompliance or the circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring it to the attention of appropriate individuals within the Company; or (B) personally and knowingly engaged in practices which materially contributed to the circumstances that enabled a material noncompliance to occur.
Furthermore, if management has determined, after review and consultation with the Audit Committee, that the Company is required to prepare an accounting restatement due to material noncompliance, for reason(s) not related to fraud or misconduct, with any financial reporting requirement under the securities laws, the Company may demand repayment of any awards or cash payments already received by a Grantee (that were made subject to this Policy), including without limitation repayment due to making retroactive adjustments to any awards or cash payments already received by a Grantee, where such award or cash payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. The Grantee shall be required to provide repayment within thirty (30) days following such demand.
This Policy is administered and enforced by the Compensation and Leadership Development Committee and its decision as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons.
This Policy is intended to comply with, shall be interpreted to comply with, and shall be deemed automatically amended to comply with, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as it may be amended from time to time, and any related rules or regulations promulgated by the Securities and Exchange Commission or the New York Stock Exchange, including any additional or new requirements that become effective after the effective date. Any such amendment shall be effective at such time as is necessary to comply with Section 10D of the Exchange Act of 1934, as amended.
The Company with support of the independent compensation consultants and external council continue to evaluate this policy in anticipation of final SEC guidance in this area. This Policy may be amended at any time by the Compensation and Leadership Development Committee, provided, however, that the Senior Vice President, People is hereby authorized to make any and all amendments required under applicable laws, rules or regulations.

Restrictions on Hedging and Similar Transactions

The Company has a policy that prohibits executive officers and directors from engaging in the following types of transactions with respect to Chemours’ stock: hedging transactions, pledging securities, short sales, derivative transactions, margin accounts, and short-term trading.
Deductibility of Compensation

In setting the NEOs 2021 compensation packages, the Compensation and Leadership Development Committee considered Section 162(m) of the Internal Revenue Code, which provides that compensation in excess of $1 million paid to certain executive officers is generally not deductible. While the Compensation and Leadership Development Committee will continue to consider the tax deductibility of compensation.
CEO Pay Ratio

There were no significant changes to the global employee population nor significant changes to employee compensation arrangements. per SEC rules, Chemours is using the same individual as last year for the CEO Pay Ratio. The second of the three-year period the individual can be used for this analysis. The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with SEC rules.
The individual’s compensation reflects January 1, 2021 to December 31, 2021. The total number of employees was approximately 6,400. When Chemours selected the employee, the Company determined the median of the employee’s pay, Chemours chose total earnings including overtime pay as the consistently applied compensation measure. Chemours then calculated an annual gross cash compensation for each employee. Chemours used a valid statistical sampling methodology to identify a population of employees whose base pay was within a 5% range of the median. Using this methodology, Chemours identified the median employee from that group.
It was determined that the total compensation for the selected median employee in 2021 was $109,148. The ratio of CEO pay to the median worker pay is 51:1.
Element	Median Employee	CEO(4)
Salary (includes Overtime)(1)	$96,471	$837,500
Stock Awards	$0	$1,879,997
Option Awards	$0	$1,159,987
Non-Equity Incentive Plan Compensation/Bonus(2)	$6,780	$1,611,000
Change in Pension Value	$0	$0
All Other Compensation(3)	$5,897	$49,185
Summary Compensation Table Totals	$109,148	$5,537,669
CEO Pay Ratio	51:1

(1)
Consists of 2021 base salary plus overtime pay.

(2)
Actual 2021 cash incentive paid during the first quarter of fiscal year 2022 under a performance-based compensation plan.

(3)
Consists of 2021 employer contributions to qualified and non-qualified defined contribution plans and perquisites/personal benefits as listed in footnote 5 of the Summary Compensation Table.

(4)
CEO Pay ratio reflects Mr. Newman’s pay from 2021 which is a blend of pre and post promotion compensation.

Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the NEOs during fiscal years 2021, 2020, and 2019.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Mark Newman President and Chief Executive Officer (July – December)	2021	837,500		1,879,997	1,159,987	1,611,000	49,185	5,537.669
	2020	678,462		1,069,022	599,997	557,298	90,691	2,995,470
	2019	649,290		1,296,199	719,982		85,347	2,750,819
Mark Vergnano President and Chief Executive Officer (retired July 2021)	2021	528,977		4,816,342	2,239,992	1,221,675	205,900	9,012,886
	2020	1,029,808		3,991,015	2,239,998	1,207,479	138,276	8,606,576
	2019	1,029,808		4,273,767	2,239,992		152,077	7,695,644
Sameer Ralhan Senior Vice President, Chief Financial Officer	2021	616,667		786,684	479,993	895,000	38,400	2,816,744
	2020	575,000		1,712,679	399,997	406,916	48,740	3,143,332
	2019	474,588		792,940	439,987		30,847	1,738,361
David Shelton Senior Vice President, General Counsel and Corporate Secretary	2021	500,000		1,122,778	379,992	626,500	44,400	2,673,670
	2020	498,077		677,047	379,999	309,610	60,461	1,925,194
	2019	493,910		725,013	379,988		83,737	1,682,648
Edwin Sparks President, Titanium Technologies and Chemical Solutions (March – December)	2021	546,058		590,026	359,992	734,250	41,521	2,271,847
	2020	537,500		2,070,143	319,998	327,938	56,980	3,312,559
	2019	396,300		564,003	319,992	241,511	57,173	1,578,979
Susan Kelliher Senior Vice President, People	2021	425,000		458,904	279,992	494,488	36,233	1,694,617
	2020
	2019
Bryan Snell President Titanium Technologies (retired July 2021)	2021	279,167		590,026	649,989	206,250	345,473	2,070,905
	2020	539,423		641,413	359,997	259,834	53,943	1,854,610
	2019	539,423		686,857	359,998	103,125	60,082	1,749,485

(1)
Represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. The grant date fair value of each PSU granted to NEOs in 2021, taking into account the estimated probable outcome of the performance conditions, was determined to be $26.68 on March 1, 2021 and $38.33 on July 1, 2021. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2021. The grant date fair value of each RSU granted to NEOs in 2021 is equal to the closing share price of Chemours common stock on their respective grant dates — $24.01 on March 1, 2021 and $35.46 on July 1, 2021.

(2)
If the maximum level of performance were achieved, each NEO would earn 250% of the target number of PSUs awarded. Based on the closing price of Chemours common stock on the March 1 grant date ($24.01), the maximum value of PSUs awarded on March 1, 2021, to each NEO is as follows: Mr. Newman — $3,624,892; Mr. Vergnano — $6,999,995; Mr. Ralhan — $1,499,965; Mr. Shelton — $ 1,187,475; Mr. Sparks — $ 1,124,989; Ms. Kelliher — $874,984; Mr. Snell — $1,124,989.

(3)
Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2021.

(4)
Represents payouts under the Annual Incentive Plan. This column includes compensation which may have been deferred at the NEOs election. Any such amounts will be included in the “Executive Contributions” column of the 2021 Nonqualified Deferred Compensation table.

(5)
The amounts reflect perquisites and personal benefits (financial planning / income tax preparation) and Company contributions to qualified and nonqualified defined contribution plans. The following table details these amounts.

(6)
Compensation in the above table reflects Mr. Vergnano’s time as President and CEO and as Chairman of the Board. For purposes of the above chart, his Fees Earned or Paid in Cash for his service as Chairman is reflected in All Other Compensation, and his Equity Awards are reflected as Stock Awards.

Name	Company Contributions to Qualified Defined Contribution Plan ($)	Company Contribution to Nonqualified Defined Contribution Plan ($)	Financial Planning/ Income Tax Preparation ($)	Separation Agreements ($)
Mark Newman	18,400	16,750	14,035
Mark Vergnano	20,400	10,500	15,000
Sameer Ralhan	18,400	12,500	7,500
David Shelton	19,400	10,000	15,000
Edwin Sparks	19,400	10,764	11,357
Susan Kelliher	18,400	2,833	15,000
Bryan Snell	20,400	3,690	—	321,383
2021 Grants of Plan Based Awards

The following table provides information on AIP awards, PSUs and stock options granted in 2021 to each NEO. For a complete understanding of the table, refer to the footnotes that follow.
				Estimated Possible Payouts Under Nonequity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards; Number of Shares of Stock or Units (#)	All other Option Awards; Number of Securities Underlying Options(3) (#)	Exercise of Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark Newman	2021 AIP			450,000	900,000	1,732,500
	Stock Options	3/1/21	2/10/21								61,349	24.01	599,993
	Stock Options	7/1/21	6/2/21								34,696	35.46	559,993
	PSU	3/1/21	2/10/21				15,618	31,236	78,090				833,376
	PSU	7/1/21	6/2/21				9,870	19,740	49,350				756,634
	RSU	3/1/21	2/10/21							6,247			149,990
	RSU	7/1/21	6/2/21							3,948			139,996
Mark Vergnano	2021 AIP			341,250	682,500	1,313,813
	Stock Options	3/1/21	2/10/21								229,038	24.01	2,239,992
	PSU	3/1/21	2/10/21				58,309	116,618	291,545				3,111,368
	RSU	3/1/21	2/10/21							64,972			1,559,978
Sameer Ralhan	2021 AIP			250,000	500,000	962,500
	Stock Options	3/1/21	2/10/21								49,079	24.01	479,993
	PSU	3/1/21	2/10/21				12,495	24,989	62,473				666,707
	RSU	3/1/21	2/10/21							4,997			119,978
David Shelton	2021 AIP			175,000	350,000	673,750
	Stock Options	3/1/21	2/10/21								38,854	24.01	379,992
	PSU	3/1/21	2/10/21				9,892	19,783	49,458				527,810
	RSU	3/1/21	2/10/21							24,780			594,968
Edwin Sparks	2021 AIP			206,250	412,500	794,063
	Stock Options	3/1/21	2/10/21								36,809	24.01	359,992
	PSU	3/1/21	2/10/21				9,371	18,742	46,855				500,037
	RSU	3/1/21	2/10/21							3,748			89,989

				Estimated Possible Payouts Under Nonequity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards; Number of Shares of Stock or Units (#)	All other Option Awards; Number of Securities Underlying Options(3) (#)	Exercise of Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Susan Kelliher	2021 AIP			138,125	276,250	531,781
	Stock Options	3/1/21	2/10/21								28,629	24.01	279,992
	PSU	3/1/21	2/10/21				7,289	14,577	36,443				388,914
	RSU	3/1/21	2/10/21							2,915			69,989
Bryan Snell	2021 AIP			103,125	206,250	397,031
	Stock Options	3/1/21	2/10/21								66,461	—	649,989
	PSU	3/1/21	2/10/21				9,371	18,742	46,855				500,037
	RSU	3/1/21	2/10/21							3,748			89,989

(1)
Nonequity incentive plan awards are short-term incentives that may be earned under the 2021 AIP.

(2)
Equity incentive plan awards are PSUs corresponding to a three-year performance period, FY2021 – FY2023. The NEOs may earn 50% of the target award upon attainment of threshold performance and up to 250% of the target award upon attainment of maximum performance. Performance outcomes will be determined following the conclusion of the performance period. Dividend equivalent units will be applied to the actual number of shares earned.

(3)
The exercise price is equal to the fair market value of a share of Chemours common stock on the grant date. Stock options are not credited with dividend equivalent units. Stock options feature three-year equal ratable vesting and a ten-year term.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table shows the number of shares underlying exercisable and unexercisable options and unvested and, as applicable, unearned RSUs and PSUs (in each case denominated in shares of Chemours common stock) held by each of the NEOs as of December 31, 2021. Market or payout values in the table below are based on the closing price of Chemours common stock as of December 31, 2021: $33.56.
Upon completion of the separation from DuPont and in accordance with the Employee Matters Agreement, the NEOs received replacement Chemours stock option awards in respect of their DuPont stock option awards. The stock option awards reflected in the following table with a grant date prior to July 1, 2015, are these replacement stock option awards.
		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options(1)				Shares or Units of Stock that Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that Have Not Vested(3)
Name	Grant Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number (#)	Market Value ($)	Number (#)	Market or Payout Value ($)
Mark Newman	7/1/2021	—	34,696	35.46	7/1/2031	3,948	132,495	19,740	662,474
	3/1/2021	—	61,349	24.01	3/1/2031	6,247	209,649	31,236	1,048,280
	3/2/2020	53,476	106,951	14.43	3/2/2030			155,925	5,232,843
	6/3/2019	—	29,717	21.96	6/3/2029	6,830	229,215
	3/1/2019	24,157	12,079	38.02	3/1/2029	10,257	344,225
	3/1/2018	23,357	—	48.53	3/1/2028
	3/1/2017	31,662	—	34.72	3/1/2027
	3/1/2016	166,089	—	5.40	3/1/2026
	7/6/2015	197,161	—	16.04	7/5/2025
Mark Vergnano	3/1/2021	—	229,038	24.01	7/1/2024	64,972	2,180,460	38,801	1,302,162
	3/2/2020	199,644	399,286	14.43	7/1/2024			388,080	13,023,965
	3/1/2019	104,065	52,032	38.02	7/1/2024
	3/1/2018	107,055	—	48.53	7/1/2024
	3/1/2017	145,118	—	34.72	7/1/2024
	3/1/2016	543,944	—	5.40	7/1/2024
	7/6/2015	331,231	—	16.04	7/5/2025

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options(1)				Shares or Units of Stock that Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that Have Not Vested(3)
Name	Grant Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number (#)	Market Value ($)	Number (#)	Market or Payout Value ($)
Sameer Ralhan	3/1/2021	—	49,079	24.01	3/1/2031	4,997	167,699	24,989	838,631
	12/1/2020					39,510	1,325,956
	3/2/2020	35,651	71,300	14.43	3/2/2030			103,950	3,488,562
	6/3/2019	—	17,830	21.96	6/3/2029	4,098	137,529
	3/1/2019	14,866	7,433	38.02	3/1/2029	6,312	211,831
	3/1/2018	4,866	—	48.53	3/1/2028
	3/1/2017	6,596	—	34.72	3/1/2027
	4/26/2016	80,000	—	9.43	4/26/2026
	3/1/2016	55,363	—	5.40	3/1/2026
David Shelton	3/1/2021	—	38,854	24.01	3/1/2031	24,780	831,617	19,783	663,917
	3/2/2020	33,868	67,736	14.43	3/2/2030			98,752	3,314,117
	3/1/2019	17,653	8,827	38.02	3/1/2029	7,496	251,566
	3/1/2018	16,545	—	48.53	3/1/2028
	3/1/2017	19,788	—	34.72	3/1/2027
	3/1/2016	83,044	—	5.40	3/1/2026
Edwin Sparks	3/1/2021	—	36,809	24.01	3/1/2031	3,748	125,783	18,742	628,982
	12/1/2020					39,510	1,325,956
	3/2/2020	—	57,040	14.43	3/2/2030	34,650	1,162,854	83,160	2,790,850
	6/3/2019	—	17,830	21.96	6/3/2029	4,098	137,529
	3/1/2019	9,291	4,646	38.02	3/1/2029	3,945	132,394
	3/1/2018	5,352	—	48.53	3/1/2028
	3/1/2017	4,312	—	34.72	3/1/2027
Susan Kelliher	3/1/2021	—	28,629	24.01	3/1/2031	2,915	97,827	14,577	489,204
	12/1/2020					19,755	662,978
	3/2/2020	24,956	49,910	14.43	3/2/2030			72,765	2,441,993
	3/1/2019	11,149	5,575	38.02	3/1/2029	4,734	158,873
	3/1/2018	9,732	—	48.53	3/1/2028
	6/1/2017	8,864	—	41.51	6/1/2027
Bryan Snell	3/1/2021	—	66,461	24.01	7/2/2024	3,748	125,783	3,012	101,083
	3/2/2020	32,086	64,170	14.43	7/2/2024			44,272	1,485,768
	3/1/2019	16,725	8,362	38.02	7/2/2024
	3/1/2018	17,518	—	48.53	7/2/2024
	3/1/2017	23,746	—	34.72	7/2/2024
	3/1/2016	110,726	—	5.40	7/2/2024

(1)
The following table provides the vesting schedules of stock options outstanding as of December 31, 2021:

Grant Date	Outstanding Vesting Dates
7/1/2021	Vests in equal installments on March 1, 2022, 2023 and 2024
3/1/2021	Vests in equal installments on March 1, 2022, 2023 and 2024
3/2/2020	Vests in equal installments on March 2, 2022 and 2023
6/3/2019	Vests on June 3, 2022
3/1/2019	Balance vests on March 1, 2022

(2)
The following table consists of RSUs outstanding as of December 31, 2021 and PSUs where the performance period is complete, but the units remain unvested. The following table provides details of the vesting schedules for such RSUs and PSUs, including dividend equivalent units:

Grant Date	Outstanding Vesting Dates
7/1/2021	Vests in equal installments on March 1, 2022, 2023 and 2024
3/1/2021	Vests in equal installments on March 1, 2022, 2023 and 2024
12/1/2020	RSUs with vesting date of December 1, 2023
3/2/2020	RSUs with vesting date of March 2, 2023
6/3/2019	PSUs where the performance period ended on December 31, 2021. If the NEO was not retirement eligible, the award remained unvested through the Determination Date of February 8, 2022.
3/1/2019	PSUs where the performance period ended on December 31, 2021. If the NEO was not retirement eligible, the award remained unvested through the Determination Date of February 8, 2022.

(3)
The following table provides the vesting schedules for unearned PSUs with outstanding vesting dates as of December 31, 2021:

Grant Date	Outstanding Vesting Dates
3/1/2021 and 7/1/2021	Performance period ending December 31, 2023. The number of PSUs reported is based on achievement of target performance.
3/2/2020	Performance period ending December 31, 2022. The number of PSUs reported is based on achievement of maximum performance.
The 2021 plan provides for a payout range of 0% to 250% and dividend equivalent units are applied subsequently to the final performance determination.

Option Exercises and Stock Vested

The table below identifies the number of shares of Chemours common stock acquired upon the exercise of stock options and the vesting of RSUs and PSUs during 2021:
	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark Newman	67,675	946,754	2,868	74,970
Mark Vergnano(3)	198,121	2,771,207	50,564	1,696,928
Sameer Ralhan	34,457	480,191	597	15,606
David Shelton	19,640	273,056	2,031	53,090
Edwin Sparks	28,521	618,087	657	17,174
Susan Kelliher	—	—	1,195	31,237
Bryan Snell(3)	37,902	653,097	6,776	227,386

(1)
The value realized upon exercise is the difference between the market value of the stock on the exercise date and the option price, multiplied by the number of shares acquired on exercise.

(2)
Represents the number of RSUs, PSUs and related dividend equivalent units vesting in 2021. The value realized upon vesting is computed by multiplying the number of units by the closing price of the underlying shares on the vesting date.

(3)
The 2019 grant, with a performance period of January 1, 2019 to December 31, 2021 was considered as ‘earned’ on December 31, 2021.

➢
Mr. Vergnano and Mr. Snell were retirement eligible and considered fully vested on December 31, 2021.
Their 2019 PSU awards are reported in the above table.

➢
If the NEO was not retirement eligible, the 2019 PSU award remained unvested through the Determination Date of February 9, 2022. Mr. Newman, Mr. Ralhan, Mr. Shelton, Mr. Sparks and Ms. Kelliher were not retirement eligible, therefore 2019 PSU awards are reported in the Outstanding Equity Awards at 2021 Fiscal Year-End table.

2021 Nonqualified Deferred Compensation

The following table provides information on the Company’s defined contribution or other plans that during 2021 provided for deferrals of compensation on a basis that is not tax-qualified. Mr. Newman, Mr. Vergnano, Mr. Ralhan, Mr. Shelton, Mr. Sparks, Ms. Kelliher, and Mr. Snell each participated in such a Chemours plan during 2021.
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contribution in Last Fiscal Year ($)(2)	Aggregate Earning in Last Fiscal Year ($)(3)	Aggregate Withdrawals / Distributions In last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)
Mark Newman
RSRP	66,288	66,288	83,216		734,866
MDCP	83,595		85,343	-45,175	928,573
Mark Vergnano
RSRP	86,549	86,549	24,520		1,593,558
Sameer Ralhan
RSRP	44,015	44,015	96,908		522,199
David Shelton
RSRP	31,177	31,177	92,368		667,421
MDCP	125,000		49,814		549,072
Edwin Sparks
RSRP	35,040	35,040	30,483		309,782
MDCP
Susan Kelliher
RSRP	7,587	7,587	20,229		172,051
MDCP	146,623		31,331		333,020
Bryan Snell
RSRP	3,690	3,690	56,421		536,243
MDCP			5,145		325,498

(1)
The amount in this column represents deferrals from base salary and Non-Equity Incentive Plan Compensation under the RSRP and/or MDCP. The amounts are also included in the 2021 Summary Compensation Table.

(2)
The amount in this column represents employer contributions made under the RSRP; the amounts are also included in the 2021 Summary Compensation Table.

(3)
Earnings (loss) represent returns on investments in twenty (20) core investment alternatives and interest accruals on cash balances, Chemours common stock returns, and dividend reinvestments. The core investment alternatives are the same investment alternatives available to all employees under the qualified plan. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate, and dividend equivalents are accrued at a non-preferential rate. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2021 Summary Compensation Table.

This table reflects Salary and Non-Equity Incentive Plan Compensation amounts and Company contributions to qualified and nonqualified defined contribution plans reported in the aggregate balance at last fiscal year-end that were previously reported as compensation to the NEO in Chemours’ Summary Compensation Table for previous year(s).
	RSRP	MDCP	TOTAL
Mark Vergnano	1,449,728	—	1,449,728
Mark Newman	493,221	773,105	1,266,326
Sameer Ralhan	116,252	—	116,252
David Shelton	328,870	—	328,870
Edwin Sparks	114,525	—	114,525

Narrative Discussion of the Nonqualified Deferred Compensation Table
Chemours sponsors two nonqualified deferred compensation plans for the benefit of eligible employees. The Retirement Savings Restoration Plan (RSRP) supplements our qualified defined contribution plan, the Retirement Savings Plan (RSP), and is designed to provide benefits in excess of IRS qualified plan limits applicable to the RSP. The Management Deferred Compensation Plan (MDCP) is an elective deferral plan that provides eligible employees with the opportunity to defer receipt of a specified portion of their compensation, thereby postponing income taxation on amounts deferred until the time such deferrals are distributed from the MDCP. Eligible employees may elect to participate in either, neither, or both nonqualified deferred compensation plans annually. The following provides an overview of the various deferral options as of December 31, 2021.
Retirement Savings Restoration Plan
Each year during the enrollment window, eligible employees can elect to defer 1 – 6% of compensation. The deferral elections spring into effect when the participant’s year-to-date compensation exceeds the IRS annual compensation limit ($290,000 for 2021). Compensation for RSRP purposes consists of base salary and annual incentive payments. Chemours provides a Company matching contribution equal to 100% of the first 6% of the NEOs deferral amount. In addition, and entirely at its discretion, Chemours may make non-elective contributions to the RSRP.
Deferrals and contributions to the RSRP are notionally invested in the available investment alternatives which mirror those made available under the qualified RSP. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections.
When enrolling in the RSRP, participants are also requested to make distribution elections. Distributions are triggered by termination of employment and will commence either upon separation from service or 1 – 5 years thereafter if the participant so elects. Distributions may be paid in a lump sum or substantially equal annual installments over 2 – 15 years, at the election of the participant.
Employee and Matching contributions are always 100% vested. Non-Elective Contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
Management Deferred Compensation Plan
Under the terms of the MDCP, each year during the enrollment window eligible employees can elect to defer: 1 – 60% of “base salary” and/or 1 – 60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs).
Base salary and annual incentive award deferrals are notionally invested in the available investment alternatives. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections. Equity award deferrals are notionally invested in Chemours common stock with dividend equivalents credited as additional stock units. Chemours does not match deferrals under the MDCP.
When enrolling in the MDCP, participants are also requested to make distribution elections. Participants may elect either in-service or termination distribution elections. In-service distributions are payable as of a specified date in the form of a lump sum. Termination distributions commence either upon separation from service or 1 – 5 years thereafter if the participant so elects and can be paid either in a lump sum or substantially equal annual installments over 2 – 15 years, at the election of the participant.
NEOs are 100% vested in their deferrals and related investment experience.

Potential Payments upon Termination or Change in Control

The table below summarizes the potential payouts to the NEOs, upon a termination from the Company, or under specified situations in a change in control as further described below. The amounts shown in the following table are approximate and reflect certain assumptions that the Company has made in accordance with the SEC’s rules. These assumptions include that the termination of employment or change in control occurred on December 31, 2021, and that the value of a share of the Company’s stock on that day was $33.56, the closing price per share of the Company’s common stock on December 31, 2021. The table also includes potential payments under The Chemours Company 2017 Equity and Incentive Plan (the “2017 Plan”). The treatment of benefits under each plan on termination or change in control is detailed in the footnotes to the table.
Name	Form of Compensation(1)	Voluntary or For Cause ($)(2)	Involuntary Termination without Cause ($)(3)	Retirement ($)(4)	Death ($)(5)	Disability ($)(6)	Change in Control(7)
Mark Newman	Annual Salary		134,375				2,925,000
	Target Annual Bonus		1,170,000				3,510,000
	Target Annual Bonus (pro-rated)				1,170,000	1,170,000	1,170,000
	Health and Dental Benefits		4,079				48,943
	Outplacement Services		2,150				12,900
	Stock Options	—	—	—	2,976,573	2,976,573	2,976,573
	RSUs		342,144	—	342,144	342,144	342,144
	PSUs	—	—	—	3,113,897	3,113,897	4,950,838
Total		—	1,652,748	—	7,602,614	7,602,614	15,936,398
Mark Vergnano	Annual Salary
	Target Annual Bonus
	Target Annual Bonus (pro-rated)			682,500
	Health and Dental Benefits
	Outplacement Services
	Stock Options			9,825,654
	RSUs			2,180,460
	PSUs			8,800,573
Total		—	—	21,489,187	—	—	—
Sameer Ralhan	Annual Salary		93,149				1,250,000
	Target Annual Bonus		500,000				1,000,000
	Target Annual Bonus (pro-rated)				500,000	500,000	500,000
	Health and Dental Benefits		6,011				48,086
	Outplacement Services		2,150				8,600
	Stock Options	—	—	—	2,039,501	2,039,501	2,039,501
	RSUs	—	—	—	1,493,655	1,493,655	1,493,655
	PSUs	—	—	—	1,350,357	1,350,357	2,932,775
Total		—	601,310	—	5,383,513	5,383,513	9,272,617
David Shelton	Annual Salary		250,000				1,000,000
	Target Annual Bonus		350,000				700,000
	Target Annual Bonus (pro-rated)				350,000	350,000	350,000
	Health and Dental Benefits		1,768				14,141
	Outplacement Services		2,150				8,600
	Stock Options	—	—	—	1,822,261	1,822,261	1,822,261
	RSUs		831,617	—	831,617	831,617	831,617
	PSUs	—	—	—	1,607,802	1,607,802	2,492,703
Total		—	1,435,535	—	4,611,680	4,611,680	7,219,322
Edwin Sparks	Annual Salary		275,000				1,100,000
	Target Annual Bonus		412,500				825,000
	Target Annual Bonus (pro-rated)				412,500	412,500	412,500
	Health and Dental Benefits		1,639				13,110
	Outplacement Services		2,150				8,600
	Stock Options	—	—	—	1,649,529	1,649,529	1,649,529
	RSUs	—	—	—	2,614,592	2,614,592	2,614,592
	PSUs	—	—	—	1,493,350	1,493,350	2,285,168
Total		—	691,289	—	6,169,971	6,169,971	8,908,499

Name	Form of Compensation(1)	Voluntary or For Cause ($)(2)	Involuntary Termination without Cause ($)(3)	Retirement ($)(4)	Death ($)(5)	Disability ($)(6)	Change in Control(7)
Susan Kelliher	Annual Salary		37,460				850,000
	Target Annual Bonus		276,250				552,500
	Target Annual Bonus (pro-rated)				276,250	276,250	276,250
	Health and Dental Benefits		5,542				44,335
	Outplacement Services		2,150				8,600
	Stock Options	—	—	—	1,228,185	1,228,185	1,228,185
	RSUs	—	—	—	760,805	760,805	760,805
	PSUs	—	—	—	1,131,714	1,131,714	1,783,748
Total		—	321,402	—	3,396,954	3,396,954	5,504,423
Bryan Snell	Annual Salary
	Target Annual Bonus
	Target Annual Bonus (pro-rated)			206,250
	Health and Dental Benefits
	Outplacement Services
	Stock Options			1,862,275
	RSUs			125,783
	PSUs			1,007,555
	Retained Employee as Consultant			110,000
	Non-Compete Agreement			600,000
Total		—	—	3,201,863	—	—	—

Effective January 1, 2017, Chemours revised the termination provisions associated with PSU, Stock Option, and RSU awards to be more consistent with market prevalence and simplify administration. A summary of the provisions by award type follows.
Stock Options
•
Retirement eligibility results in continued vesting, and the time to exercise is three years post- employment or the original expiration date of the award, whichever occurs first.

•
Death or Disability termination results in immediate vesting of unvested awards and the time to exercise is limited to two years post-employment, or the original expiration date of the award whichever occurs first.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in the forfeiture of unvested options and 90 days post-employment to exercise any options vested as of the termination date.

RSUs
•
Retirement eligibility results in continued vesting of unvested awards.

•
Death or Disability termination results in immediate vesting of unvested awards.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in forfeiture of unvested awards.

PSUs
•
Retirement eligibility results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period.

•
Death or Disability results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in forfeiture of unvested awards.

•
The 2019 PSU grant, with a performance period of 1/1/2019 to 12/31/2021 was considered as ‘earned’ on 12/31/2021, but the PSUs remained unvested until performance was certified on 2/8/2022 if the executive was not retirement eligible on 12/31/2021.

➢
Mr. Vergnano and Mr. Snell were retirement eligible and considered fully vested on 12/31/2021.

➢
Mr. Newman, Mr. Ralhan, Mr. Shelton, Mr. Sparks and Ms. Kelliher were not retirement eligible, therefore the 2019 PSU award was unvested on 12/31/2021. The 2019 PSU awards are reported in the above table for termination reasons that would have resulted in payout of the unvested award on 12/31/2021.

(1)
The award agreements for stock options, PSUs and RSUs contain restrictive covenants that may result in forfeiture of unvested stock options, PSUs and RSUs upon a breach of confidentiality, non-solicitation and non-competition obligations during employment and after termination of employment (for a period of one year for non-solicitation and non-competition).

(2)
Amounts shown in this column indicate the NEO has achieved the requisite age and service milestones to be regarded as “retirement eligible” in accordance with award terms. To the extent that the NEO is retirement eligible, unvested stock options, RSUs, and PSUs are treated as if the NEO had retired. The amounts listed in the table for Mr. Vergnano and Mr. Snell represent values that will continue to vest in accordance with retirement eligible provisions. Mr. Vergnano and Mr. Snell meet the retirement eligible provisions for all plans. If an NEO is not retirement eligible, upon voluntary termination or termination for cause, the various Company plans and programs provide for forfeiture of all unvested stock options, RSUs, and PSUs. The PSUs listed relate to the 2020 and 2021 PSU grants and are based on the level of performance assumed and disclosed in the Outstanding Equity Awards at 2021 Fiscal Year-End table.

(3)
Upon termination of employment for Lack of Work or Involuntary Termination:

a.
Stock option awards granted on or after January 1, 2017, and vested as of the termination date may be exercised during the 90-day period following termination. Unvested stock option awards granted on or after January 1, 2018, to holders who are not retirement eligible are forfeited.

b.
Stock option awards granted prior to January 1, 2017, may be exercised during the one-year period following termination.

c.
PSUs granted on or after January 1, 2017, and unvested as of the termination date are forfeited.

d.
To the extent that an NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

e.
Severance benefits consist of: one week of salary for each complete year of service, with a minimum of four weeks and a maximum of twenty-six weeks; pro-rata annual bonus based on service during the performance period (i.e. calendar year); three months of company-paid health care continuation coverage; limited outplacement assistance.

(4)
Upon Retirement:

a.
Stock options granted on or after January 1, 2017 continue vesting, but the time to exercise is limited to three years post-employment or the original expiration date of the award, whichever occurs first.

b.
For stock options granted prior to January 1, 2017 the award holder retains the full term of the award in which to exercise.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2021 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2021 Fiscal Year-End table.

(5)
Upon Death:

a.
Stock option awards immediately vest and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first. Amount shown represents the in-the-money value of stock options for which vesting is accelerated, as of December 31, 2021.

b.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2021 that are automatically vested and paid out.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2021 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2021 Fiscal Year-End table.

(6)
Upon termination of employment for Disability:

a.
Stock option awards granted on or after January 1, 2017 are immediately vested and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first.

b.
Stock option awards granted prior to January 1, 2017 may be exercised during the one-year period following termination.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2021 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2021 Fiscal Year-End table.

d.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2021 that are automatically vested and paid out.

e.
To the extent that the NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

(7)
Upon Change in Control:

a.
Treatment varies depending on whether the Company is the surviving entity and, if not, whether the awards are assumed by an acquiring entity. Values shown in the table above assume that the Company is not the surviving entity and the acquiring entity does not assume or otherwise provide for continuation of the awards.

b.
Stock options are immediately vested and cancelled in exchange for payment in an amount equal to (i) the excess of the fair market value per share of the stock subject to the award immediately prior to the change in control over the exercise or base price per share of stock subject to the award multiplied by (ii) the number of shares granted. Amount shown represents the in-the-money value of unvested stock options as of December 31, 2021.

c.
RSUs are immediately vested and all restrictions lapse. Awards cancelled in exchange for a payment equal to the fair market value per share of the stock subject to the award immediately prior to the change in control multiplied by the number of shares granted. Amount shown represents the value of all RSUs as of December 31, 2021.

d.
PSUs convert, at target amount, to time-based vesting RSUs, and subsequent vesting is governed by the applicable change-in-control terms. Amount shown represents the value of all PSUs, at target value, as of December 31, 2021.

In the event that the Company is the surviving entity, or the acquiring entity assumes or otherwise provides for continuation of the awards, all stock options, RSUs and PSUs remain in place or substitute awards are issued. Upon termination without cause or termination for good reason within two years after change in control, awards vest in full. Stock options remain exercisable for two years, or the original expiration date, whichever occurs first.
Under the Senior Executive Severance Plan, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (often called a “double trigger”). Benefits provided under the plan include: (i) a lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s base salary and target annual bonus; (ii) a lump sum cash payment equal to the pro- rated portion of the executive’s target annual bonus for the year of termination; and (iii) continued health and dental benefits and outplacement services for two years (three years for the CEO) following the date of termination.

Compensation and Leadership Development Committee Report

Notwithstanding anything to the contrary set forth in any of the previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Compensation and Leadership Development Committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management of the Company. Based on the review and discussions noted above, the Compensation and Leadership Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in this Proxy Statement.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Sean D. Keohane, Chair
Bradley J. Bell
Dawn L. Farrell
Erin N. Kane

PROPOSAL 2  —  ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, the Company seeks your vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote).
As described in detail under the heading “Executive Compensation  —  Compensation Discussion and Analysis” in this Proxy Statement, the Board of Directors seeks to link a significant portion of executive officer compensation with the Company’s performance. The Company’s compensation programs are designed to reward the Company’s executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking. The Company’s executive compensation program is strongly aligned with the long-term interests of shareholders. The Company urges you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on executive compensation programs, including compensation philosophy and objectives and the compensation of named executive officers during fiscal year 2021.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s named executive officers, as described in this Proxy Statement.
The vote is advisory and is not binding on the Company, the Board, or the Compensation and Leadership Development Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board, or the Compensation and Leadership Development Committee. However, the Board and the Compensation and Leadership Development Committee value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.
Accordingly, the Board of Directors and management ask shareholders to approve the following resolution at the virtual Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Virtual Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3  —  ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, we seek your vote, on an advisory basis, on whether the say-on-pay vote should occur every one, two or three years. Stockholders may instead abstain from casting a vote on this proposal.
The Board asks that you support a frequency period of one year (an annual vote) for future advisory stockholder votes on the compensation of the Company’s named executive officers. The Board has determined that an annual advisory vote on executive compensation will allow stockholders to provide timely, direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the proxy statement for each Annual Meeting. An annual vote is therefore consistent with the Company’s efforts to engage in a dialogue with stockholders on executive compensation and corporate governance matters.
Stockholders may vote on their preferred voting frequency by choosing the option of one year, two years or three years, or may abstain from voting. Stockholders are not voting to approve or disapprove the recommendation of the Board. Although the Board intends to carefully consider the voting results of this proposal, the vote is advisory and is not binding on the Company, the Board or the Compensation Committee. The Board may decide that it is in the best interests of stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency preferred by stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE OPTION OF “ONE YEAR” AS THE PREFERRED FREQUENCY FOR AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 4  —  RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected PricewaterhouseCoopers LLP (PwC) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022. In Proposal 4, the Company is asking shareholders to ratify this selection.
Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of PwC to the Company’s shareholders for ratification. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of PwC are expected to be present at the virtual Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.

Fees Paid to Independent Registered Public Accounting Firm

PwC has served as the Company’s independent registered public accounting firm since 2014. Aggregate fees for professional services rendered by PwC for 2021 and 2020 are set forth in the table below.
	2021 (in thousands)	2020 (in thousands)
Audit fees(1)	$7,012	$7,133
Audit-related fees(2)	2,207	534
Tax fees(3)	1,549	938
All other fees(4)	37	9
Total	$10,805	$8,614

(1)
Audit fees related to audits of financial statements and internal controls over financial reporting, statutory audits, reviews of quarterly financial statements, comfort letters, reviews of registration statements and certain periodic reports filed with the SEC.

(2)
Audit-related fees related primarily to carve out audits, accounting consultations, systems implementation and other assurance related services not required by statute.

(3)
Tax fees related primarily to tax compliance and advice.

(4)
Other fees in 2021 primarily related to a cyber breach simulation digital tool and technical accounting and reporting software tools.

Audit Committee’s Pre-Approval Policies and Procedures

To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance and/or fact, the Audit Committee has established the Audit and Non-Audit Services Pre-Approval Policy of the Audit Committee (the “Policy”). The Policy outlines the scope of services that PwC may provide to the Company. The Policy sets forth guidelines and procedures the Company must follow when retaining PwC to perform audit, audit-related, tax and other services. The Policy also specifies certain non-audit services that may not be performed by PwC under any circumstances. Pursuant to the Policy, the Audit Committee has approved services to be provided by PwC and fee thresholds within each of the service categories, and services within these thresholds are deemed pre-approved. Additional services and fees exceeding those thresholds require further pre-approval. Requests for specific pre-approvals may be considered by the full Audit Committee. In addition, the Audit Committee has delegated to the Chair the authority to grant specific pre-approvals. Any such pre-approvals are reported to the full Audit Committee at its next meeting. The Policy is evaluated and updated annually by the Audit Committee. For fiscal year 2021, all services provided by PwC were approved by the Audit Committee.
Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. All members of the Audit Committee meet the criteria for independence applicable to audit committee members under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. The Audit Committee Charter complies with NYSE Listing Standards.
Management is responsible for the financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements, and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and act in an oversight capacity. The Audit Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.
The Audit Committee discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence. The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2021 with management and PwC. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2021.
AUDIT COMMITTEE
Curtis V. Anastasio, Chair
Mary B. Cranston
Curtis J. Crawford
Dawn L. Farrell
Erin N. Kane
Sandra Phillips Rogers

CERTAIN RELATIONSHIPS AND TRANSACTIONS
The Board has adopted “Policies and Procedures for Transactions with Related Persons” to assist it in reviewing, approving and ratifying related person transactions and to assist the Company in preparing the disclosures that the rules and regulations of the SEC require to be included in the Company’s applicable SEC filings. Pursuant to the policies and procedures, any reported transaction between the Company and a “Related Person” that may qualify as a “Related Person Transaction” will be referred to the Nominating and Corporate Governance Committee or any other committee comprised of independent directors designated by the Board.
The Nominating and Corporate Governance Committee (or its Chair, under some circumstances) will determine whether to approve, ratify, disapprove or reject any Related Person Transaction following consideration of all relevant factors, including, without limitation, the following: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; (v) the benefits to the Company; (vi) the availability of other sources for comparable products or services; and (vii) the impact of the transaction on the Related Person’s independence under the Company’s Corporate Governance Guidelines and applicable regulatory and listing standards. Related Person Transactions will be approved or ratified only if they are determined to be in the best interests of the Company and its shareholders.
If a Related Person Transaction that has not been previously approved or ratified is discovered, the Related Person Transaction will be presented to the Nominating and Corporate Governance Committee for ratification. If the Nominating and Corporate Governance Committee does not ratify the Related Person Transaction, then the Company will ensure all appropriate disclosures regarding the transaction are made and, if appropriate, take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
It is expected that the Company and its subsidiaries may purchase products and services from and/or sell products and services to companies of which certain of the Company’s directors or executive officers, or their immediate family members, are directors or employees. Chemours carries out transactions with these entities on customary terms, and, in many instances, the Company’s directors and executive officers may not be aware of them. To the Company’s knowledge, since the beginning of fiscal year 2021, no related person has had a material interest in any of the Company’s business transactions or relationships.

GENERAL INFORMATION ABOUT THE MEETING
Q.
Why am I being asked to review these materials?

A.
The Board is soliciting proxies for use at the virtual Annual Meeting to be held on April 27, 2022, beginning at 10:00 a.m. Eastern time via live webcast at www.viewproxy.com/chemours/2022/vm. In order to solicit your proxy, the Company must furnish you with this Notice and Proxy Statement, which contains information about the proposals to be voted upon at the virtual Annual Meeting. As a Company shareholder, you are invited to attend the virtual Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. This Proxy Statement and the

Company’s Annual Report to Shareholders are first being mailed to the Company’s shareholders and made available on the Internet on or about March 11, 2022.
Q.
Why am I being asked to review materials online?

A.
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of the Company’s proxy materials to each shareholder, the Company is furnishing proxy materials, including this Proxy Statement and Annual Report to Shareholders, by providing access on the Internet rather than mailing printed copies of the materials. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been sent to most of the Company’s shareholders with instructions on how to access and review the proxy materials on the Internet. The Notice also provides instructions on how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of the Company’s proxy materials, please follow the instructions for requesting such materials in the Notice.
Q.
How does the Board recommend I vote on the proposals described in this Proxy Statement?

A.
The Board recommends that you vote “FOR” each of the director nominees to the Board (Proposal 1), “FOR” approval of the compensation of the named executive officers (Proposal 2), “FOR” approval of the option of “ONE YEAR” as the preferred frequency for an advisory vote on executive compensation (Proposal 3), and “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (Proposal 4).

Q.
Who may vote at the meeting?

A.
Only holders of record of Chemours common stock at the close of business on March 1, 2022 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. On the Record Date, there were 159,305,931 shares of Chemours common stock outstanding and entitled to vote.

Q.
How do I vote?

A.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and the Notice has been sent directly to you.

As a shareholder of record, you may submit your proxy in advance of the virtual Annual Meeting using any of the following alternatives:
VIA INTERNET at www.AALVote.com/CC
BY TELEPHONE by dialing: 866-804-9616
BY MAIL by completing and mailing in a paper proxy card.
Or you may vote ON-LINE at the virtual Annual Meeting.
If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote on-line at the virtual Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
Q.
What is the deadline for voting if I do not plan to attend the virtual Annual Meeting?

A.
You may submit your proxy via the Internet or by telephone until 11:59 p.m., Eastern Time, on April 26, 2022, or the Company’s agent must receive your paper proxy card by mail on or before April 26, 2022.

If your shares are held in “street name,” please refer to the voting instructions from your broker, trustee or other nominee.
Q.
If I provide voting instructions and/or grant my proxy, who will vote my shares at the virtual Annual Meeting and how will they vote my shares?

A.
Sameer Ralhan and David C. Shelton are Officers of the Company and were named by the Board as proxy holders. They will vote all proxies, or record an abstention, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board.

Q.
Who will count the votes?

A.
A representative of Alliance Advisors, LLC, an independent tabulator, will count the vote and act as the inspector of election.

Q.
Can I change my vote after I have delivered my proxy?

A.
Yes. Submission of a later proxy by any means by the deadlines described herein or voting online at the virtual Annual Meeting will change your prior vote. Beneficial owners who wish to change their vote must follow the procedures provided by their broker, bank or other nominee.

Q.
Can I revoke a proxy?

A.
Yes. A shareholder of record may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, the Corporate Secretary of the Company, by delivering later dated proxy instructions or by voting at the virtual meeting. Beneficial owners who wish to revoke their proxy should contact their broker, bank or other nominee. Attendance at the meeting alone will not revoke a proxy. Without a legal proxy from the record owner, beneficial owners cannot revoke their proxies at the virtual Annual Meeting because the actual registered shareholders  —  the broker, bank or other nominees  —  will not be present. Beneficial owners who wish to vote at the virtual Annual Meeting must obtain a legal proxy from their broker, bank or other nominee.

Q.
What does it mean if I receive more than one Notice, proxy or voting instruction card?

A.
It means your shares are registered differently or are in more than one account. For all Notices you receive, please submit your proxy by Internet for each control number you have been assigned. If you received paper copies of proxy materials, please provide voting instructions for all proxy and voting instruction cards you receive. The Company encourages you to register all your accounts in the same name and address. Registered shareholders may contact the Company’s transfer agent, Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000; (866) 478-8569. Beneficial owners holding Chemours common stock through a broker, bank or other nominee should contact their broker, bank or nominee and request consolidation of their accounts.

Q.
What is a quorum? Why is a quorum required?

A.
Return of your proxy is important because a quorum is required for the Company shareholders to conduct business at the meeting. The presence at the meeting, on-line or by proxy, of the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote on the record date will constitute a quorum, permitting the Company to conduct the business of the meeting. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” will be counted in determining whether there is a quorum present. If there is not a quorum present at the virtual Annual Meeting, the chairman of the meeting may adjourn the virtual Annual Meeting to a later time.

Q.
How will votes be counted on shares held through brokers?

A.
If you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. The shares of a shareholder whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the virtual Annual Meeting so long as the shares are represented at the meeting. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the virtual Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of PricewaterhouseCoopers LLP, assuming that a quorum is obtained and therefore no broker non-votes are expected with respect to that proposal.
Q.
How many votes are needed to elect the director nominees and approve each of the proposals?

A.
Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of Directors	Majority of Votes Cast	No
Advisory Approval of Executive Compensation	Majority of Votes Represented and Entitled to Vote	No
Frequency of Advisory Votes on Executive Compensation	Plurality of Votes Cast	No
Ratification of PwC	Majority of Votes Represented and Entitled to Vote	Yes
For the election of directors (Proposal 1), under the Bylaws, the number of votes cast “for” a nominee must exceed the number of votes cast “against” the nominee for the nominee to be elected as a director. With respect to the non-binding advisory vote on the frequency of stockholder votes on the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3), the frequency option  — one year, two years, or three years  — that receives the most votes “for” of all votes cast on the proposal will be the frequency option approved by the stockholders. For all other matters, except as set forth in the Certificate of Incorporation, the Bylaws or applicable law, the approval of the holders of a majority of votes represented at the meeting and entitled to vote on the proposal is required for approval of a proposal under the Bylaws.
In accordance with the voting standards set forth above, abstentions from voting on a matter by a stockholder present in person or represented by proxy at the meeting have no effect on the election of directors or on the outcome of the votes for the frequency of stockholder votes on the compensation of the Company’s named executive officers but have the same effect as votes “against” the other proposals.
Q.
What happens if an incumbent director nominee does not receive a majority of the votes cast for his or her re-election at the virtual Annual Meeting?

A.
The Company’s Corporate Governance Guidelines provide that the Board shall nominate for election or re-election only those candidates who agree to tender, promptly following the virtual annual meeting at which they are elected or re-elected as a director, their irrevocable resignations contingent upon their failure to receive a majority of the votes cast for their election in an election that is not a contested election and the Board’s acceptance of such resignations. In the event an incumbent director fails to receive the required vote for re-election, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation of the incumbent director. The Board will act on the resignation, taking into account the recommendation of the Nominating and Corporate Governance Committee, and publicly disclose its decision within ninety (90) days following certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation and the Board in making its decision may consider all facts and circumstances they consider relevant or appropriate in reaching their determinations.

Q.
Where can I find voting results of the virtual Annual Meeting?

A.
Chemours will announce preliminary general voting results at the meeting and publish final detailed voting results on a Current Report on Form 8-K that Chemours will file with the SEC within four business days after the meeting.

Q.
Who will bear the cost for soliciting votes for the virtual Annual Meeting?

A.
Chemours will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners and the fee to Innisfree M&A Incorporated (“Innisfree”), who will help the Company solicit proxies. Chemours anticipates that the fee to Innisfree will be approximately $15,000, plus expenses. In addition, proxies may be solicited by mail, email, in person, or by telephone or fax by certain of the Company’s directors, officers and other employees.
Q.
What do I need to do to attend the Annual Meeting virtually?

A.
Both stockholders of record and street name stockholders will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by following the instructions below.

If you are a stockholder of record, you must:
•
Follow the instructions provided on your Notice or proxy card to first register at www.viewproxy.com/chemours/2022/VM by 11:59 p.m. Eastern Time on April 25, 2022. You will need to enter your name, phone number, virtual control number (included on your Notice or proxy card) and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the virtual Annual Meeting.

•
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number included on your Notice or proxy card).

•
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click on http://www.AALvote.com/CC during the Annual Meeting while the polls are open (you will need the virtual control number included on your Notice or proxy card).

If you are a street name stockholder, you must:
Obtain a legal proxy from your broker, bank or other nominee.
•
Register at www.viewproxy.com/Chemours/2022/VM by 11:59 p.m. Eastern Time on April 25, 2022. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the virtual Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the virtual Annual Meeting, but you will be unable to vote your shares electronically at the virtual Annual Meeting.
•
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number assigned to you in your registration confirmation email).

•
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click http://www.AALvote.com/CC during the virtual Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email). Further instructions on how to attend the Annual Meeting via [live audio webcast], including how to vote your shares electronically at the virtual Annual Meeting are posted on www.viewproxy.com/chemours/2022/VM under Frequently Asked Questions (FAQ). The Annual Meeting [live audio webcast] will begin promptly at 10:00 a.m. Eastern Daylight Time on April 27, 2022. We encourage you to access the meeting prior to the start time. [Online] check-in will begin at 9:30 a.m. Eastern Daylight Time, and you should allow ample time for the check-in procedures.

Chemours has created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate during the Annual Meeting so they can ask questions of our board of directors or management. During the live Q&A session of the virtual Annual Meeting, we may answer questions as they come in, to the extent they are relevant to the business of the Annual Meeting, as time permits.
Q.
Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A.
Yes. Shareholders of record can sign up for electronic delivery at www.allianceproxy.com/chemours/2022. If you submit your proxy through the Internet, you can also sign up for electronic delivery by following the instructions that appear after you finish voting. You will receive an e-mail next year containing links to the Company’s Annual Report to Shareholders and the Proxy Statement for the Company’s 2023 Annual Meeting.

Beneficial owners may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service. This procedure reduces the printing costs and fees the Company incurs in connection with the solicitation of proxies.
Q.
What is “householding”?

A.
As permitted by SEC rules, the Company has adopted a procedure called “householding,” under which multiple shareholders who have the same address will receive a single Notice and, if applicable, a single set of annual report and other proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies.
Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.
If you are a registered holder and would like to participate in householding, or if you participate in householding and would like to receive a separate set of proxy materials, please contact Alliance Advisors, LLC by calling 1-877-777-2857 or by e-mailing requests@viewproxy.com. Beneficial owners should contact their broker or other nominee for information about householding.
Q.
How can I communicate with the Company’s Board?

A.
Shareholders and other interested parties may send communications to the Board in care of the Corporate Secretary, The Chemours Company, 1007 Market Street, Wilmington, Delaware 19801. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director.

Q.
What if I have additional questions?

A.
If you have additional questions about the virtual Annual Meeting or any of the information presented in this Proxy Statement, you may direct your questions to Chemours Investor Relations at annualmeeting@chemours.com, or call (302) 773-3291. Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

OTHER INFORMATION
Other Business that May Come Before the Meeting

The Company does not intend to bring any other business before the Annual Meeting for action and has not been notified of any other business proposed to be brought before the Annual Meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the proxy card to vote in accordance with their judgment on such business.
2023 Annual Meeting of Shareholders

Procedures for Submitting Shareholder Proposals and Nominations
If you want to include a shareholder proposal in the Proxy Statement for the Company’s 2023 Annual Meeting of Shareholders, your shareholder proposal must be delivered to the Company not later than November 11, 2022 and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2023 Annual Meeting of Shareholders changes by more than 30 days from the date that is the first anniversary of the 2022 virtual Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2023 Annual Meeting.
If you want to submit a shareholder proposal for the Company’s 2023 Annual Meeting of Shareholders and you do not require that the proposal be included in the Company’s proxy materials or want to submit a director nomination, your shareholder proposal or director nomination must be delivered to the Company not earlier than January 1, 2023 and not later than January 31, 2023. However, if the date of the 2023 Annual Meeting changes by more than
30 days from the date that is the first anniversary of the 2022 virtual Annual Meeting, then any shareholder proposal must be received no later than the close of business on the tenth day following the date of public disclosure of the date of such meeting. Your notice must also include the information required by the Company’s Bylaws.
All shareholder proposals and director nominations must be delivered to the Company at the following address: The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary.
The chairman of the Annual Meeting or any other annual meeting or special meeting of shareholders may refuse to acknowledge the nomination or shareholder proposal of any person not made in compliance with the foregoing procedures and the Bylaws. A shareholder’s compliance with these procedures will not require the Company to include information regarding a proposed nominee in the Company’s proxy solicitation materials.

Annual Report on Form 10-K Shareholders

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and schedules and a list of all exhibits, will be supplied without charge to any shareholder upon written request sent to The Chemours Company, 1007 Market Street,
Wilmington, DE 19801, Attention: Investor Relations. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov or on the Company’s website at https://investors.chemours.com.

IMPORTANT
We value the input and support of all shareholders. Whether your share holdings are large or small, and even if you expect to attend the virtual Annual Meeting, please promptly submit your proxy by telephone, through the Internet or by mail.

PROXYThe Chemours CompanyPROXY FOR VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby appoints Sameer Ralhan and David C. Shelton, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Virtual Annual Meeting of Shareholders (the “Annual Meeting”) of The Chemours Company (the “Company”) to be held on April 27, 2022, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 4 AND “ONE YEAR” FOR PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.(Continued and to be marked, dated and signed on other side)PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.If you plan to attend the Virtual Annual Meeting, you must be a holder of Company shares as of the Record Date of March 1, 2022, you must register at www.viewproxy.com/chemours/2022/VM by 11:59 p.m. Eastern Time on April 25, 2022. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the virtual Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the virtual Annual Meeting, but you will be unable to vote your shares electronically at the virtual Annual Meeting.Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Shareholders to be held April 27, 2022The Proxy Statement and our 2021 Annual Report to Shareholders are available at: http://www.allianceproxy.com/chemours/2022

Please mark your votes like this in blue or black ink The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1, FOR Proposals 2 and 4, and ONE YEAR for Proposal 3. Proposal 1 – Election of Directors to Serve One-Year Terms expiring at the Annual Meeting of Shareholders in 2023.Nominees:FORAGAINST ABSTAIN1a. Curtis V. Anastasio    1b. Bradley J. Bell   1c. Mary B. Cranston   1d. Curtis J. Crawford   1e. Dawn L. Farrell   1f. Erin N. Kane   1g. Sean D. Keohane   1h. Mark E. Newman   1i. Guillaume Pepy   1j. Sandra Phillips Rogers    Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation FOR  AGAINST  ABSTAINProposal 3 – Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation (the Board Recommends a vote of “ONE YEAR”). ONE YEAR  TWO YEARS  THREE YEARS  ABSTAINProposal 4 – Ratification of Selection of PricewaterhouseCoopers LLP for fiscal year 2022 FOR  AGAINST  ABSTAINTo transact other business as may properly come before the meeting or any adjournment or postponement thereof.Date Signature Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.)  Please indicate if youplan to attend this meeting  Signature (Joint Owners)Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.As a shareholder of The Chemours Company, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on April 26, 2022.CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone INTERNETVote Your Proxy on the Internet: Go to www.AALVote.com/CCHave your proxy card available when you access the above website. Follow the prompts to vote your shares.TELEPHONEVote Your Proxy by Phone: Call 1 866-804-9616Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call.Follow the voting instructions to vote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.